Exhibit 99.1

INVESTOR FINANCIAL SUPPLEMENT

SEPTEMBER 30, 2004

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

Address:
690 Asylum Avenue
Hartford, CT 06115

Internet address:
http://www.thehartford.com

Contacts:
Hans Miller
Senior Vice President
Planning, Development and Investor Relations
Phone (860) 547-2751

Kimberly Johnson	Roza Kogan
Vice President	Senior Analyst
Investor Relations	Investor Relations
Phone (860) 547-6781	Phone (860) 547-5748

Marcia Dietrich
Executive Assistant
Investor Relations
Phone (860) 547-2537

As of November 1, 2004

	A.M. Best	Fitch	Standard & Poor’s	Moody’s
Insurance Financial Strength Ratings:
Hartford Fire	A+	AA	AA-	Aa3
Hartford Life Insurance Company	A+	AA	AA-	Aa3
Hartford Life & Accident	A+	AA	AA-	Aa3
Hartford Life Group Insurance Company	A+	AA	AA-	—
Hartford Life & Annuity	A+	AA	AA-	Aa3
Hartford Life Insurance KK	—	—	AA-	—
Other Ratings:
The Hartford Financial Services Group, Inc.:
Senior debt	a-	A	A-	A3
Commercial paper	AMB-2	F1	A-2	P-2
Hartford Life, Inc.:
Senior debt	a-	A	A-	A3
Commercial paper	—	F1	A-2	P-2

TRANSFER AGENT
The Bank of New York
Shareholder Relations Department - 12E
P.O. Box 11258
Church Street Station
New York, NY 10286
1 (800) 524-4458

COMMON STOCK

Common stock of The Hartford Financial Services Group, Inc. is traded on the New York Stock Exchange under the symbol “HIG”.

This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Financial Services Group, Inc. with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTOR FINANCIAL SUPPLEMENT
TABLE OF CONTENTS

	Basis of Presentation	i, ii
CONSOLIDATED	Consolidated Financial Results	C-1
	Operating Results by Segment	C-2
	Analysis of Operating Results by Segment	C-2a
Consolidating Statements of Operations
	Third Quarter Ended September 30, 2004 and 2003	C-3
	Nine Months Ended September 30, 2004 and 2003	C-4
Consolidating Balance Sheets
	As of September 30, 2004 and December 31, 2003	C-5
	Capital Structure	C-6
	Accumulated Other Comprehensive Income	C-7
	Computation of Basic and Diluted Earnings (Loss) Per Share	C-8
LIFE	Financial Highlights	L-1
	Operating Results	L-2
	Total Assets Under Management/Japan Data	L-3
	Consolidated Balance Sheets	L-4
	Deferred Policy Acquisition Costs and Present Value of Future Profits	L-5
Reinsurance Recoverable Analysis
	As of June 30, 2004	L-6
	Statutory Surplus to GAAP Stockholders’ Equity Reconciliation	L-7
Retail Products Group
Income Statements
	Individual Annuity	L-8
	Other	L-9
Supplemental Data
	Sales/Other Deposits	L-10
	Assets Under Management	L-11
	Individual Annuity - Account Value Rollforward	L-12
	Other - Account Value Rollforward	L-13
	Guaranteed Minimum Death Benefits	L-14
Institutional Solutions Group
	Income Statements	L-15
Supplemental Data
	Sales/Other Deposits	L-16
	Assets Under Management	L-17
	Account Value and Asset Rollforward	L-18
Individual Life
	Income Statements	L-19
	Supplemental Data	L-20
	Account Value Rollforward	L-21
Group Benefits
	Income Statements	L-22
	Supplemental Data	L-23
PROPERTY & CASUALTY	Financial Highlights	PC-1
	Operating Results	PC-2
Consolidating Underwriting Results
	Third Quarter Ended September 30, 2004 and 2003	PC-3
	Nine Months Ended September 30, 2004 and 2003	PC-4
	Consolidating Underwriting Results, As Adjusted	PC-5
	Ongoing Property & Casualty Underwriting Results	PC-6
	Business Insurance Underwriting Results	PC-7
	Business Insurance Written and Earned Premiums	PC-8
	Personal Lines Underwriting Results	PC-9
	Personal Lines Written and Earned Premiums	PC-10
	Specialty Commercial Underwriting Results	PC-11
	Specialty Commercial Written and Earned Premiums	PC-12
	Statistical Premium Information (Year over Year)	PC-13
	Other Operations Operating Results	PC-14
	Other Operations Claims and Claim Adjustment Expenses	PC-15
	Summary of Gross Environmental Reserves	PC-16
	Paid and Incurred Loss and Loss Adjustment Expense Development - A&E	PC-17
Unpaid Claims and Claim Adjustment Expense Reserve Rollforward
	Third Quarter Ended September 30, 2004 and 2003	PC-18
	Nine Months Ended September 30, 2004 and 2003	PC-19
	Reinsurance Recoverable Analysis	PC-20
	Consolidated Income Statements	PC-21
	Consolidated Balance Sheets	PC-22
	Statutory Surplus to GAAP Stockholders’ Equity Reconciliation	PC-23
INVESTMENTS	General Account - Investment Earnings Before-tax
	Consolidated	I-1
	Life	I-2
	Property & Casualty	I-3
	Corporate	I-4
Composition of Invested Assets
	Consolidated - General and Guaranteed Separate Account	I-5
	Life - General and Guaranteed Separate Account	I-6
	Property & Casualty - General Account	I-7
Unrealized Loss Aging
	Consolidated - General and Guaranteed Separate Account	I-8
	Life - General and Guaranteed Separate Account	I-9
	Property & Casualty - General Account	I-10
General and Guaranteed Separate Account - Invested Asset Exposures
	As of September 30, 2004	I-11

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•	All amounts are in millions, except for per share and ratio information.

•	Life is organized into four reportable operating segments: Retail Products Group, Institutional Solutions Group, Individual Life and Group Benefits. Life also includes in an Other category its international operations, which are located primarily in Japan and Brazil; net realized capital gains and losses other than periodic net coupon settlements on non-qualifying derivatives and net realized capital gains and losses related to guaranteed minimum withdrawal benefits; corporate items not directly allocated to any of its reportable operating segments; and intersegment eliminations. Periodic net coupon settlements on non-qualifying derivatives and net realized capital gains and losses related to guaranteed minimum withdrawal benefits are reflected in each applicable segment in net realized capital gains and losses.

•	Property and Casualty includes Ongoing Operations and Other Operations. Ongoing Operations includes the underwriting results of the Business Insurance, Personal Lines and Specialty Commercial segments. Other Operations includes the underwriting results of certain property and casualty insurance operations that have discontinued writing new business and substantially all of the Company’s asbestos and environmental exposures. Property & Casualty includes the underwriting results of Ongoing Operations and Other Operations along with income and expense items not directly allocated to the Company’s property and casualty segments, such as net investment income, net realized capital gains and losses, other expenses and income taxes.

•	Corporate includes all of the Company’s debt financing and related interest expense, as well as certain capital raising and purchase accounting adjustment activities.

•	On January 1, 2004, the Company adopted Statement of Position 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts” (“SOP 03-1”). The major provisions of SOP 03-1 require establishing guaranteed minimum death benefits and other benefit reserves for annuity contracts and reclassifying certain separate account assets to general account assets.

•	Operating income is a non-GAAP measure representing net income, before the after-tax effect of net realized capital gains and losses other than periodic net coupon settlements on non-qualifying derivatives and the cumulative effect of accounting changes. The Company believes that operating income provides investors with a valuable measure of the performance of the Company’s ongoing businesses because it excludes the effect of those realized capital gains and losses that tend to be highly variable from period to period. Net income is the most directly comparable GAAP measure.

•	The Company has included the non-GAAP measure operating income, before tax related items, 2003 asbestos reserve addition, Bancorp litigation, and severance charges, in its presentation of operating results by segment. The Company has provided this measure to enhance investor understanding of the financial performance of the Company’s operating businesses by eliminating the effect of the 2003 asbestos reserve addition, which relates solely to legacy businesses, and the tax related items, Bancorp litigation, and severance charges, because these items either are non-recurring or are highly variable from period to period. Net income is the most directly comparable GAAP measure.

•	Certain operating and statistical measures have been incorporated herein to provide supplemental data that indicate trends in The Hartford’s current business. These measures include sales, account value, insurance in-force and written premiums. Written premiums is a non-GAAP measure and represents the amount of premiums charged for policies issued, net of reinsurance, during a fiscal period. Management believes that this performance measure is useful to investors as it reflects current trends in the Company’s sale of property and casualty insurance products. Earned premiums is the most directly comparable GAAP measure. Premiums are considered earned and are included in the financial results on a pro rata basis over the policy period. Premium renewal retention is defined as renewal premium written in the current period divided by total premium written in the prior period.

•	The Hartford, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss and loss adjustment expense ratio is the ratio of claims and claim adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses (amortization of deferred policy acquisition costs, as well as other underwriting expenses) to earned premiums. The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss and loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses and expenses for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting losses. The catastrophe ratio (a component of the loss ratio) represents the ratio of catastrophe losses to earned premiums.

i

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION (continued)

•	The Hartford, along with others in the life insurance industry, uses underwriting ratios as measures of the group benefits segment’s performance. The loss ratio is the ratio of total benefits, claims and claim adjustment expenses, excluding buyouts, to total premiums and other considerations excluding buyout premiums. The expense ratio is the ratio of insurance operating costs and other expenses to total premiums and other considerations excluding buyout premiums.

•	Accumulated other comprehensive income (“AOCI”) represents net of tax unrealized gain (loss) on available-for-sale securities; net gain (loss) on cash-flow hedging instruments; foreign currency translation adjustments; and minimum pension liability adjustment.

•	Assets under management is an internal performance measure used by the Company because a significant portion of the Company’s revenues are based upon asset values. These revenues increase or decrease with a rise or fall, correspondingly, in the level of assets under management.

•	Investment yield, before- or after-tax, is calculated by dividing before- or after-tax, respectively, annualized net investment income (excluding net realized capital gains (losses) and change in fair value of trading securities) by average invested assets at cost (fixed maturities at amortized cost, excluding trading securities).

•	Book value per share (including AOCI) is calculated by dividing equity including AOCI, net of tax, by common shares outstanding. Book value per share (excluding AOCI) is calculated by dividing equity excluding AOCI, net of tax, by common shares outstanding.

•	Certain reclassifications have been made to the prior periods to conform to the September 30, 2004 presentation.

•	NM — Not meaningful means increases or decreases greater than 200%, or changes from a net gain to a net loss position, or vice versa.

ii

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED FINANCIAL RESULTS

	3Q	4Q	1Q	2Q	3Q
	2003	2003	2004	2004	2004
HIGHLIGHTS
Net income (loss)	$343	$454	$568	$433	$494
Operating income (loss)	$335	$433	$501	$403	$468
Operating income, before tax related items, 2003 asbestos reserve addition, Bancorp litigation, and severance charges [1]	$375	$433	$501	$403	$252
Total revenues	$4,947	$4,773	$5,732	$5,444	$5,416
Total assets	$211,362	$225,850	$237,261	$240,219	$246,489
Total assets under management [2]	$232,112	$250,365	$263,810	$268,526	$274,961

PER SHARE AND SHARES DATA
Basic earnings (loss) per share
Net income (loss)	$1.21	$1.60	$1.96	$1.48	$1.68
Operating income (loss)	$1.19	$1.53	$1.73	$1.38	$1.60
Operating income, before tax related items, 2003 asbestos reserve addition, Bancorp litigation, and severance charges [1]	$1.33	$1.53	$1.73	$1.38	$0.86
Diluted earnings (loss) per share [3]
Net income (loss)	$1.20	$1.59	$1.93	$1.46	$1.66
Operating income (loss)	$1.18	$1.52	$1.70	$1.35	$1.57
Operating income, before tax related items, 2003 asbestos reserve addition, Bancorp litigation, and severance charges [1] [4]	$1.32	$1.52	$1.70	$1.35	$0.85
Weighted average common shares outstanding (basic)	282.5	283.0	289.9	292.3	293.2
Weighted average common shares outstanding and dilutive potential common shares (diluted) [3]	284.8	285.6	294.9	297.5	297.5
Common shares outstanding	282.7	283.4	291.7	293.0	293.5
Book value per share (including AOCI)	$40.13	$41.07	$46.41	$41.89	$46.51
Book value per share (excluding AOCI)	$35.33	$36.67	$38.97	$40.26	$41.70

FINANCIAL RATIOS
ROE (net income (loss) last 12 months to equity including AOCI)	(2.6%)	(0.8%)	16.3%	15.1%	15.6%
ROE (operating income (loss) last 12 months to equity excluding AOCI)	(4.0%)	(2.5%)	16.5%	15.6%	16.2%
ROE (operating income before tax related items, 2003 asbestos reserve addition, Bancorp litigation, and severance charges last 12 months to equity excluding AOCI) [1]	13.9%	14.8%	15.9%	15.9%	14.3%
Debt to capitalization including AOCI	31.2%	32.7%	27.6%	28.6%	26.5%
Investment yield, after-tax	3.9%	3.9%	3.9%	3.9%	3.9%
Ongoing Property & Casualty GAAP combined ratio	98.8	94.6	89.8	91.4	108.9

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Year Over Year Quarter		Sequential Quarter		NINE MONTHS ENDED SEPTEMBER 30,
	Change		Change		2003	2004	Change
HIGHLIGHTS
Net income (loss)	44%		14%		$(545)	$1,495	NM
Operating income (loss)	40%		16%		$(686)	$1,372	NM
Operating income, before tax related items, 2003 asbestos reserve addition, Bancorp litigation, and severance charges [1]	(33%)		(37%)		$1,052	$1,156	10%
Total revenues	9%		(1%)		$13,960	$16,592	19%
Total assets	17%		3%
Total assets under management [2]	18%		2%

PER SHARE AND SHARES DATA
Basic earnings (loss) per share
Net income (loss)	39%		14%		$(2.03)	$5.12	NM
Operating income (loss)	34%		16%		$(2.55)	$4.70	NM
Operating income, before tax related items, 2003 asbestos reserve addition, Bancorp litigation, and severance charges [1]	(35%)		(38%)		$3.91	$3.96	1%
Diluted earnings (loss) per share [3]
Net income (loss)	38%		14%		$(2.03)	$5.04	NM
Operating income (loss)	33%		16%		$(2.55)	$4.63	NM
Operating income, before tax related items, 2003 asbestos reserve addition, Bancorp litigation, and severance charges [1] [4]	(36%)		(37%)		$3.89	$3.90	—
Weighted average common shares outstanding (basic)	10.7	sh	0.9	sh	268.9	291.8	22.9	sh
Weighted average common shares outstanding and dilutive potential common shares (diluted) [3]	12.7	sh	—	sh	268.9	296.6	27.7	sh
Common shares outstanding	10.8	sh	0.5	sh	282.7	293.5	10.8	sh
Book value per share (including AOCI)	16%		11%
Book value per share (excluding AOCI)	18%		4%

FINANCIAL RATIOS
ROE (net income (loss) last 12 months to equity including AOCI)	18.2		0.5
ROE (operating income (loss) last 12 months to equity excluding AOCI)	20.2		0.6
ROE (operating income before tax related items, 2003 asbestos reserve addition, Bancorp litigation, and severance charges last 12 months to equity excluding AOCI) [1]	0.4		(1.6)
Debt to capitalization including AOCI	(4.7)		(2.1)
Investment yield, after-tax	—		—		4.1%	3.9%	(0.2)
Ongoing Property & Casualty GAAP combined ratio	(10.1)		(17.5)		97.1	97.1	—

[1]	See p. C-8 for reconciliation of net income to operating income before tax related items, 2003 asbestos reserve addition, Bancorp litigation, and severance charges.

[2]	Includes mutual fund assets (see page L-3) and third party assets managed by HIMCO (see page I-5).

[3]	As a result of the antidilutive impact from the net loss in the nine months ended September 30, 2003, The Hartford is required by generally accepted accounting principles to use basic weighted average shares in the calculation of diluted earnings per share for the nine months ended September 30, 2003. In the absence of the net loss, 270.4 weighted average common shares outstanding and dilutive potential common shares would have been used in the calculation for the nine months ended September 30, 2003.

[4]	Calculated using weighted average common shares outstanding and dilutive potential common shares of 270.4 for the nine months ended September 30, 2003.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
OPERATING RESULTS BY SEGMENT

						Year Over		NINE MONTHS ENDED
	3Q	4Q	1Q	2Q	3Q	Year Quarter	Sequential Quarter	SEPTEMBER 30,
	2003	2003	2004	2004	2004	Change	Change	2003	2004	Change
Life [1]
Individual Annuity	$98	$111	$112	$112	$127	30%	13%	$262	$351	34%
Other Retail	9	10	15	14	13	44%	(7%)	23	42	83%

Total Retail Products Group	107	121	127	126	140	31%	11%	285	393	38%
Institutional Solutions Group	32	31	29	28	33	3%	18%	91	90	(1%)
Individual Life	36	41	34	37	44	22%	19%	102	115	13%
Group Benefits	38	41	47	48	70	84%	46%	107	165	54%
Other	8	15	19	14	19	138%	36%	12	52	NM

Life operating income, before tax related items and Bancorp litigation	221	249	256	253	306	38%	21%	597	815	37%
Tax related items	—	—	—	—	190	NM	NM	30	190	NM
Bancorp litigation	(40)	—	—	—	—	100%	—	(40)	—	100%

Total Life operating income [2]	181	249	256	253	496	174%	96%	587	1,005	71%

Property & Casualty
Ongoing Operations Underwriting Results
Business Insurance	34	67	225	97	(25)	NM	NM	91	297	NM
Personal Lines	40	26	106	75	(137)	NM	NM	104	44	(58%)
Specialty Commercial	(46)	26	(110)	29	(58)	(26%)	NM	(16)	(139)	NM

Total Ongoing Operations underwriting results	28	119	221	201	(220)	NM	NM	179	202	13%
Other Operations underwriting results	(22)	(78)	(65)	(214)	(110)	NM	49%	(158)	(389)	(146%)

Total Property & Casualty underwriting results	6	41	156	(13)	(330)	NM	NM	21	(187)	NM
Net investment income	297	308	311	295	309	4%	5%	864	915	6%
Periodic net coupon settlements on non-qualifying derivatives, before-tax	5	4	4	3	1	(80%)	(67%)	14	8	(43%)
Net servicing and other income (loss)	9	(7)	9	21	10	11%	(52%)	15	40	167%
Other expenses	(38)	(42)	(68)	(60)	(53)	(39%)	12%	(131)	(181)	(38%)
Income tax (expense) benefit	(70)	(79)	(115)	(58)	50	NM	NM	(178)	(123)	31%

Property & Casualty operating income (loss), before tax related items, 2003 asbestos reserve addition, and severance charges	209	225	297	188	(13)	NM	NM	605	472	(22%)
Tax related items	—	—	—	—	26	NM	NM	—	26	NM
2003 asbestos reserve addition	—	—	—	—	—	—	—	(1,701)	—	100%
Severance charges	—	—	—	—	—	—	—	(27)	—	100%

Total Property & Casualty operating income (loss) [2]	209	225	297	188	13	(94%)	(93%)	(1,123)	498	NM

Interest and Other Corporate	(55)	(41)	(52)	(38)	(41)	25%	(8%)	(150)	(131)	13%

Operating income, before tax related items, 2003 asbestos reserve addition, Bancorp litigation, and severance charges [2]	375	433	501	403	252	(33%)	(37%)	1,052	1,156	10%

Tax related items	—	—	—	—	216	NM	NM	30	216	NM
2003 asbestos reserve addition	—	—	—	—	—	—	—	(1,701)	—	100%
Bancorp litigation	(40)	—	—	—	—	100%	—	(40)	—	100%
Severance charges	—	—	—	—	—	—	—	(27)	—	100%

Operating income (loss) [2]	335	433	501	403	468	40%	16%	(686)	1,372	NM
Add: Net realized capital gains, after-tax [2]	15	29	95	31	29	93%	(6%)	162	155	(4%)
Less: Periodic net coupon settlements on non-qualifying derivatives, after-tax [2]	7	8	5	1	3	(57%)	NM	21	9	(57%)
Add: Cumulative effect of accounting change, after-tax	—	—	(23)	—	—	—	—	—	(23)	NM

Net income (loss)	$343	$454	$568	$433	$494	44%	14%	$(545)	$1,495	NM

PER SHARE DATA
Diluted earnings (loss) per share
Operating income, before tax related items, 2003 asbestos reserve addition, Bancorp litigation, and severance charges	$1.32	$1.52	$1.70	$1.35	$0.85	(36%)	(37%)	$3.89	$3.90	—
Operating income (loss)	$1.18	$1.52	$1.70	$1.35	$1.57	33%	16%	$(2.55)	$4.63	NM
Net income (loss)	$1.20	$1.59	$1.93	$1.46	$1.66	38%	14%	$(2.03)	$5.04	NM

[1]	Life allocates net realized capital gains and losses from periodic net coupon settlements on non-qualifying derivatives to its segments.

[2]	Operating income includes the effect of periodic net coupon settlements on non-qualifying derivatives, after-tax. For GAAP reporting, such effects are included in net realized capital gains and losses for financial reporting purposes.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ANALYSIS OF OPERATING RESULTS BY SEGMENT

						Year Over
						Year	Sequential
	3Q	4Q	1Q	2Q	3Q	Quarter	Quarter
	2003	2003	2004	2004	2004	Change	Change
Life [1]
Individual Annuity	$98	$111	$112	$112	$127	30%	13%
Other Retail	9	10	15	14	13	44%	(7%)

Total Retail Products Group	107	121	127	126	140	31%	11%
Institutional Solutions Group	32	31	29	28	33	3%	18%
Individual Life	36	41	34	37	44	22%	19%
Group Benefits	38	41	47	48	70	84%	46%
Other	8	15	19	14	19	138%	36%

Life operating income, before tax related items and Bancorp litigation	221	249	256	253	306	38%	21%
Tax related items	—	—	—	—	190	NM	NM
Bancorp litigation	(40)	—	—	—	—	100%	—

Total Life operating income [2]	181	249	256	253	496	174%	96%

Property & Casualty
Ongoing Operations Underwriting Results Before Catastrophes and Prior Year Development:
Business Insurance	64	75	99	124	108	69%	(13%)
Personal Lines	74	51	116	110	99	34%	(10%)
Specialty Commercial	10	35	33	36	48	NM	33%
Catastrophe impacts, excluding prior year development [3]	(75)	(47)	(36)	(53)	(422)	NM	NM
Prior year reserve development:
Catastrophe loss and loss adjustment expenses	—	14	301	(4)	17	NM	NM
Other loss and loss adjustment expenses	(45)	(9)	(202)	(12)	(70)	(56%)	NM
Prior year earned premium adjustment on retrospectively rated policies	—	—	(90)	—	—	—	—

Total Ongoing Operations underwriting results	28	119	221	201	(220)	NM	NM
Other Operations underwriting results [4]	(22)	(78)	(65)	(214)	(110)	NM	49%

Total Property & Casualty underwriting results	6	41	156	(13)	(330)	NM	NM
Net investment income	297	308	311	295	309	4%	5%
Periodic net coupon settlements on non-qualifying derivatives, before-tax	5	4	4	3	1	(80%)	(67%)
Net servicing and other income (loss)	9	(7)	9	21	10	11%	(52%)
Other expenses	(38)	(42)	(68)	(60)	(53)	(39%)	12%
Income tax (expense) benefit	(70)	(79)	(115)	(58)	50	NM	NM

Property & Casualty operating income (loss), before tax related items	209	225	297	188	(13)	NM	NM
Tax related items	—	—	—	—	26	NM	NM

Total Property & Casualty operating income [2]	209	225	297	188	13	(94%)	(93%)

Interest and Other Corporate	(55)	(41)	(52)	(38)	(41)	25%	(8%)

Operating income, before tax related items and Bancorp litigation [2]	375	433	501	403	252	(33%)	(37%)

Tax related items	—	—	—	—	216	NM	NM
Bancorp litigation	(40)	—	—	—	—	100%	—

Operating income [2]	335	433	501	403	468	40%	16%
Add: Net realized capital gains, after-tax [2]	15	29	95	31	29	93%	(6%)
Less: Periodic net coupon settlements on non-qualifying derivatives, after-tax [2]	7	8	5	1	3	(57%)	NM
Add: Cumulative effect of accounting change, after-tax	—	—	(23)	—	—	—	—

Net income	$343	$454	$568	$433	$494	44%	14%

[1]	Life allocates net realized capital gains and losses from periodic net coupon settlements on non-qualifying derivatives to its segments.

[2]	Operating income includes the effect of periodic net coupon settlements on non-qualifying derivatives, after-tax. For GAAP reporting, such effects are included in net realized capital gains and losses for financial reporting purposes.

[3]	Catastrophe impacts include reinstatement premium of $17. Catastrophe impacts for the third quarter ended September 30, 2004 include $133 from Hurricane Charley, $113 from Hurricane Frances, $65 from Hurricane Ivan, and $100 from Hurricane Jeanne.

[4]	The first quarter ended March 31, 2004 includes a net reserve release of $97 related to September 11th and an increase of $130 for assumed casualty reinsurance reserves. The second quarter ended June 30, 2004 includes a provision of $181 associated with the evaluation of the reinsurance recoverable asset. The third quarter ended September 30, 2004 includes $75 of environmental reserve strengthening.

C-2a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING STATEMENTS OF OPERATIONS
THIRD QUARTER ENDED SEPTEMBER 30, 2004 AND 2003

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	2004	2003	Change	2004	2003	Change	2004	2003	Change	2004	2003	Change
Earned premiums	$1,058	$981	8%	$2,474	$2,268	9%	$—	$—	—	$3,532	$3,249	9%
Fee income	805	716	12%	—	—	—	3	—	NM	808	716	13%
Net investment income	611	512	19%	309	297	4%	5	5	—	925	814	14%
Other revenues	—	35	(100%)	107	110	(3%)	—	—	—	107	145	(26%)
Net realized capital gains (losses)	28	4	NM	18	19	(5%)	(2)	—	NM	44	23	91%

Total revenues	2,502	2,248	11%	2,908	2,694	8%	6	5	20%	5,416	4,947	9%
Benefits, claims and claim adjustment expenses	1,325	1,375	(4%)	2,140	1,622	32%	2	1	100%	3,467	2,998	16%
Amortization of deferred policy acquisition costs and present value of future profits	236	202	17%	471	431	9%	—	—	—	707	633	12%
Insurance operating costs and expenses	526	379	39%	193	209	(8%)	—	—	—	719	588	22%
Interest expense	—	—	—	—	—	—	61	70	(13%)	61	70	(13%)
Other expenses [1]	(1)	65	NM	150	139	8%	6	18	(67%)	155	222	(30%)

Total benefits and expenses	2,086	2,021	3%	2,954	2,401	23%	69	89	(22%)	5,109	4,511	13%
Income (loss) before income taxes	416	227	83%	(46)	293	NM	(63)	(84)	25%	307	436	(30%)
Income tax expense (benefit) [2]	(96)	47	NM	(70)	75	NM	(21)	(29)	28%	(187)	93	NM

Net income (loss) [3]	512	180	184%	24	218	(89%)	(42)	(55)	24%	494	343	44%
Less: Net realized capital gains (losses), after-tax	18	3	NM	12	12	—	(1)	—	NM	29	15	93%
Add: Periodic net coupon settlements on non-qualifying derivatives, after-tax	2	4	(50%)	1	3	(67%)	—	—	—	3	7	(57%)

Operating income (loss) [3] [4]	$496	$181	174%	$13	$209	(94%)	$(41)	$(55)	25%	$468	$335	40%

[1]	Life includes $62 in 2003 of before-tax expense related to the settlement of the Bancorp litigation dispute.

[2]	Life includes $190 and Property and Casualty includes $26 in 2004 of tax benefit related to tax years prior to 2004.

[3]	Life includes $40 in 2003 of after-tax expense related to the settlement of the Bancorp litigation dispute.

[4]	Operating income includes the effect of periodic net coupon settlements on non-qualifying derivatives, after-tax. For GAAP reporting, such effects are included in net realized capital gains and losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING STATEMENTS OF OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 2004 AND 2003

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	2004	2003	Change	2004	2003	Change	2004	2003	Change	2004	2003	Change
Earned premiums	$3,023	$2,370	28%	$7,013	$6,540	7%	$—	$—	—	$10,036	$8,910	13%
Fee income	2,381	1,989	20%	—	—	—	6	—	NM	2,387	1,989	20%
Net investment income	2,670	1,519	76%	915	864	6%	15	15	—	3,600	2,398	50%
Other revenues	—	99	(100%)	328	318	3%	1	(3)	NM	329	414	(21%)
Net realized capital gains (losses)	130	19	NM	116	230	(50%)	(6)	—	NM	240	249	(4%)

Total revenues	8,204	5,996	37%	8,372	7,952	5%	16	12	33%	16,592	13,960	19%
Benefits, claims and claim adjustment expenses [1]	4,733	3,544	34%	5,314	7,324	(27%)	5	4	25%	10,052	10,872	(8%)
Amortization of deferred policy acquisition costs and present value of future profits	702	540	30%	1,372	1,214	13%	—	—	—	2,074	1,754	18%
Insurance operating costs and expenses	1,563	1,125	39%	514	585	(12%)	—	—	—	2,077	1,710	21%
Interest expense	—	—	—	—	—	—	189	205	(8%)	189	205	(8%)
Other expenses [2]	3	72	(96%)	469	475	(1%)	26	32	(19%)	498	579	(14%)

Total benefits and expenses	7,001	5,281	33%	7,669	9,598	(20%)	220	241	(9%)	14,890	15,120	(2%)
Income (loss) before income taxes and cumulative effect of accounting change	1,203	715	68%	703	(1,646)	NM	(204)	(229)	11%	1,702	(1,160)	NM
Income tax expense (benefit) [3]	118	128	(8%)	135	(664)	NM	(69)	(79)	13%	184	(615)	NM

Income (loss) before cumulative effect of accounting changes	1,085	587	85%	568	(982)	NM	(135)	(150)	10%	1,518	(545)	NM
Cumulative effect of accounting changes, after-tax [4]	(23)	—		—	—	—	—	—	—	(23)	—	—

Net income (loss) [5]	1,062	587	81%	568	(982)	NM	(135)	(150)	10%	1,495	(545)	NM
Less: Net realized capital gains (losses), after-tax	84	12	NM	75	150	(50%)	(4)	—	NM	155	162	(4%)
Add: Periodic net coupon settlements on non-qualifying derivatives, after-tax	4	12	(67%)	5	9	(44%)	—	—	—	9	21	(57%)
Less: Cumulative effect of accounting changes, after-tax	(23)	—		—	—	—	—	—	—	(23)	—	—

Operating income (loss) [5] [6]	$1,005	$587	71%	$498	$(1,123)	NM	$(131)	$(150)	13%	$1,372	$(686)	NM

[1]	Property & Casualty includes $2,604 in 2003 of before-tax impact of asbestos reserve addition. Property & Casualty includes $181 in 2004 resulting from the evaluation of the reinsurance recoverable asset associated with older, long-term casualty liabilities reported in the Other Operations segment, including asbestos liabilities.

[2]	Property & Casualty includes $41 in 2003 of before-tax severance charges. Life includes $62 in 2003 of before-tax expense related to the Bancorp litigation dispute.

[3]	Life includes $190 and Property and Casualty includes $26 in 2004 of tax benefit related to tax years prior to 2004.

[4]	Represents the cumulative effect of the Company’s adoption of SOP 03-1.

[5]	Property & Casualty includes $1,701 in 2003 of after-tax impact of the 2003 asbestos reserve addition and $27 in 2003 of after-tax severance charges. Life includes $40 in 2003 of after-tax expense related to settlement of the Bancorp litigation dispute. Life includes $30 in 2003 of tax benefit related to the favorable treatment of certain tax items arising during the 1996-2002 tax years.

[6]	Operating income includes the effect of periodic net coupon settlements on non-qualifying derivatives, after-tax. For GAAP reporting, such effects are included in net realized capital gains and losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING BALANCE SHEETS
AS OF SEPTEMBER 30, 2004 AND DECEMBER 31, 2003

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	Sept. 30,	Dec. 31,		Sept. 30,	Dec. 31,		Sept. 30,	Dec. 31,		Sept. 30,	Dec. 31,
	2004	2003	Change	2004	2003	Change	2004	2003	Change	2004	2003	Change
Investments
Fixed maturities, available-for-sale, at fair value	$50,200	$37,462	34%	$23,932	$23,715	1%	$144	$86	67%	$74,276	$61,263	21%
Equity securities, trading, at fair value	10,685	—	NM	—	—	—	—	—	—	10,685	—	NM
Equity securities, available-for-sale, at fair value	449	357	26%	201	208	(3%)	—	—	—	650	565	15%
Policy loans, at outstanding balance	2,665	2,512	6%	—	—	—	—	—	—	2,665	2,512	6%
Other investments	1,287	823	56%	799	682	17%	10	2	NM	2,096	1,507	39%

Total investments	65,286	41,154	59%	24,932	24,605	1%	154	88	75%	90,372	65,847	37%
Cash	625	265	136%	194	197	(2%)	—	—	—	819	462	77%
Premiums receivable and agents’ balances	412	335	23%	3,009	2,750	9%	—	—	—	3,421	3,085	11%
Reinsurance recoverables	713	604	18%	5,139	5,354	(4%)	—	—	—	5,852	5,958	(2%)
Deferred policy acquisition costs and present value of future profits	7,146	6,623	8%	1,046	975	7%	1	1	—	8,193	7,599	8%
Deferred income taxes	(763)	(486)	(57%)	995	1,101	(10%)	255	230	11%	487	845	(42%)
Goodwill	796	796	—	152	152	—	772	772	—	1,720	1,720	—
Other assets	1,732	1,668	4%	2,182	2,025	8%	56	8	NM	3,970	3,701	7%
Separate account assets	131,655	136,633	(4%)	—	—	—	—	—	—	131,655	136,633	(4%)

Total assets	$207,602	$187,592	11%	$37,649	$37,159	1%	$1,238	$1,099	13%	$246,489	$225,850	9%

Future policy benefits, unpaid claims and claim adjustment expenses	$11,805	$11,411	3%	$21,314	$21,715	(2%)	$(5)	$(9)	44%	$33,114	$33,117	—
Other policyholder funds and benefits payable	49,347	26,186	88%	—	—	—	—	(1)	100%	49,347	26,185	88%
Unearned premiums	52	58	(10%)	4,865	4,372	11%	(6)	(7)	14%	4,911	4,423	11%
Debt [1]	—	—	—	—	—	—	4,933	5,660	(13%)	4,933	5,660	(13%)
Other liabilities	4,878	4,440	10%	3,531	3,285	7%	470	468	—	8,879	8,193	8%
Separate account liabilities	131,655	136,633	(4%)	—	—	—	—	—	—	131,655	136,633	(4%)

Total liabilities	197,737	178,728	11%	29,710	29,372	1%	5,392	6,111	(12%)	232,839	214,211	9%

Equity excluding AOCI, net of tax	8,744	8,003	9%	7,320	7,080	3%	(3,824)	(4,690)	18%	12,240	10,393	18%
AOCI, net of tax	1,121	861	30%	619	707	(12%)	(330)	(322)	(2%)	1,410	1,246	13%

Total stockholders’ equity	9,865	8,864	11%	7,939	7,787	2%	(4,154)	(5,012)	17%	13,650	11,639	17%

Total liabilities and stockholders’ equity	$207,602	$187,592	11%	$37,649	$37,159	1%	$1,238	$1,099	13%	$246,489	$225,850	9%

[1]	Includes junior subordinated debentures.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CAPITAL STRUCTURE

						Year Over
						Year	Sequential
	3Q	4Q	1Q	2Q	3Q	Quarter	Quarter
	2003	2003	2004	2004	2004	Change	Change
DEBT
Short-term debt (includes current maturities of long-term debt)	$515	$1,050	$573	$622	$621	21%	—
Senior notes	2,637	2,638	2,839	2,583	2,586	(2%)	—

Subtotal	3,152	3,688	3,412	3,205	3,207	2%	—
Equity unit notes	1,020	1,020	1,020	1,020	1,020	—	—
Junior subordinated debentures [1]	962	952	718	698	706	(27%)	1%

Total debt	$5,134	$5,660	$5,150	$4,923	$4,933	(4%)	—

STOCKHOLDERS’ EQUITY
Equity excluding AOCI, net of tax	$9,987	$10,393	$11,369	$11,795	$12,240	23%	4%
AOCI, net of tax	1,357	1,246	2,168	480	1,410	4%	194%

Total stockholders’ equity	$11,344	$11,639	$13,537	$12,275	$13,650	20%	11%

CAPITALIZATION
Total capitalization including AOCI, net of tax	$16,478	$17,299	$18,687	$17,198	$18,583	13%	8%
Total capitalization excluding AOCI, net of tax	$15,121	$16,053	$16,519	$16,718	$17,173	14%	3%

DEBT TO CAPITALIZATION RATIOS
Ratios Including AOCI
Total debt to capitalization	31.2%	32.7%	27.6%	28.6%	26.5%	(4.7)	(2.1)
Debt (excluding 75% of equity unit notes) to capitalization [2]	26.5%	28.3%	23.5%	24.2%	22.4%	(4.1)	(1.7)
Debt (excluding equity unit notes and junior subordinated debentures) to capitalization	19.1%	21.3%	18.3%	18.6%	17.3%	(1.8)	(1.3)
Ratios Excluding AOCI
Total debt to capitalization	34.0%	35.3%	31.2%	29.4%	28.7%	(5.3)	(0.7)
Debt (excluding 75% of equity unit notes) to capitalization [2]	28.9%	30.5%	26.6%	24.9%	24.3%	(4.6)	(0.6)
Debt (excluding equity unit notes and junior subordinated debentures) to capitalization	20.9%	23.0%	20.7%	19.2%	18.7%	(2.2)	(0.5)

[1]	In accordance with the adoption of FASB Interpretation No. 46 “Consolidation of Variable Interest Entities, an interpretation of ARB No. 51”, the Company deconsolidated its trust preferred securities and simultaneously recognized as debt an equivalent note payable representing junior subordinated debentures.

[2]	Reflects the treatment of equity units by certain rating agencies in the leverage calculation.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ACCUMULATED OTHER COMPREHENSIVE INCOME

		PROPERTY &
	LIFE	CASUALTY	CORPORATE	CONSOLIDATED
As of September 30, 2004
Fixed maturities unrealized gain	$1,190	$713	$9	$1,912
Equities unrealized gain	7	19	—	26
Net deferred loss on cash-flow hedging instruments	(36)	(16)	—	(52)

Total unrealized gain	1,161	716	9	1,886
Foreign currency translation adjustments	(40)	(61)	—	(101)
Minimum pension liability adjustment	—	(36)	(339)	(375)

Total accumulated other comprehensive income (loss)	$1,121	$619	$(330)	$1,410

As of December 31, 2003
Fixed maturities unrealized gain	$914	$793	$17	$1,724
Equities unrealized gain (loss)	14	26	—	40
Net deferred gain on cash-flow hedging instruments	(25)	(17)	—	(42)

Total unrealized gain	903	802	17	1,722
Foreign currency translation adjustments	(42)	(59)	—	(101)
Minimum pension liability adjustment	—	(36)	(339)	(375)

Total accumulated other comprehensive income (loss)	$861	$707	$(322)	$1,246

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPUTATION OF BASIC AND DILUTED EARNINGS (LOSS) PER SHARE

						NINE MONTHS ENDED
						SEPTEMBER 30,
	3Q	4Q	1Q	2Q	3Q
	2003	2003	2004	2004	2004	2003	2004
Numerator:
Net income (loss)	$343	$454	$568	$433	$494	$(545)	$1,495
Less: Net realized capital gains, after-tax	15	29	95	31	29	162	155
Add: Periodic net coupon settlements on non-qualifying derivatives, after-tax	7	8	5	1	3	21	9
Less: Cumulative effect of accounting changes, after-tax	—	—	(23)	—	—	—	(23)

Operating income (loss)	335	433	501	403	468	(686)	1,372
Impact of tax related items	—	—	—	—	216	30	216
Impact of 2003 asbestos reserve addition	—	—	—	—	—	(1,701)	—
Impact of Bancorp litigation	(40)	—	—	—	—	(40)	—
Impact of severance charges	—	—	—	—	—	(27)	—

Operating income before Bancorp litigation, tax related items, severance charges, and 2003 asbestos reserve addition	$375	$433	$501	$403	$252	$1,052	$1,156
Denominator:
Weighted average common shares outstanding (basic)	282.5	283.0	289.9	292.3	293.2	268.9	291.8
Dilutive effect of convertible securities	—	—	1.9	2.2	1.7	—	1.9
Dilutive effect of options	2.3	2.6	3.1	3.0	2.6	—	2.9

Weighted average common shares outstanding and dilutive potential common shares (diluted) [1]	284.8	285.6	294.9	297.5	297.5	268.9	296.6
Basic earnings (loss) per share
Net income (loss)	$1.21	$1.60	$1.96	$1.48	$1.68	$(2.03)	$5.12
Less: Net realized capital gains, after-tax	0.05	0.10	0.33	0.10	0.09	0.60	0.53
Add: Periodic net coupon settlements on non-qualifying derivatives, after-tax	0.03	0.03	0.02	—	0.01	0.08	0.03
Less: Cumulative effect of accounting changes, after-tax	—	—	(0.08)	—	—	—	(0.08)

Operating income (loss)	1.19	1.53	1.73	1.38	1.60	(2.55)	4.70
Impact of tax related items	—	—	—	—	0.74	0.11	0.74
Impact of 2003 asbestos reserve addition	—	—	—	—	—	(6.32)	—
Impact of Bancorp litigation	(0.14)	—	—	—	—	(0.15)	—
Impact of severance charges	—	—	—	—	—	(0.10)	—

Operating income before Bancorp litigation, tax related items, severance charges, and 2003 asbestos reserve addition	$1.33	$1.53	$1.73	$1.38	$0.86	$3.91	$3.96
Diluted earnings (loss) per share [1]
Net income (loss)	$1.20	$1.59	$1.93	$1.46	$1.66	$(2.03)	$5.04
Less: Net realized capital gains, after-tax	0.05	0.10	0.33	0.11	0.10	0.60	0.52
Add: Periodic net coupon settlements on non-qualifying derivatives, after-tax	0.03	0.03	0.02	—	0.01	0.08	0.03
Less: Cumulative effect of accounting changes, after-tax	—	—	(0.08)	—	—	—	(0.08)

Operating income (loss)	1.18	1.52	1.70	1.35	1.57	(2.55)	4.63
Impact of tax related items	—	—	—	—	0.72	0.11	0.73
Impact of 2003 asbestos reserve addition	—	—	—	—	—	(6.30)	—
Impact of Bancorp litigation	(0.14)	—	—	—	—	(0.15)	—
Impact of severance charges	—	—	—	—	—	(0.10)	—

Operating income before Bancorp litigation, tax related items, severance charges, and 2003 asbestos reserve addition [2]	$1.32	$1.52	$1.70	$1.35	$0.85	$3.89	$3.90

[1]	As a result of the antidilutive impact from the net loss in the nine months ended September 30, 2003, The Hartford is required by generally accepted accounting principles to use basic weighted average shares in the calculation of diluted earnings per share for the nine months ended September 30, 2003. In the absence of the net loss, 270.4 weighted average common shares outstanding and dilutive potential common shares would have been used in the calculation for the nine months ended September 30, 2003.

[2]	Calculated using weighted average common shares outstanding and dilutive potential common shares of 270.4 for the nine months ended September 30, 2003.

LIFE

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
FINANCIAL HIGHLIGHTS

						Year Over		NINE MONTHS ENDED
						Year	Sequential	SEPTEMBER 30,
	3Q	4Q	1Q	2Q	3Q	Quarter	Quarter
	2003	2003	2004	2004	2004	Change	Change	2003	2004	Change
REVENUES
Retail Products Group
Individual Annuity [1]	$454	$487	$625	$629	$705	55%	12%	$1,269	$1,959	54%
Other Retail	112	123	138	135	137	22%	1%	308	410	33%

Total Retail Products Group	566	610	763	764	842	49%	10%	1,577	2,369	50%
Institutional Solutions Group	733	485	442	434	448	(39%)	3%	1,625	1,324	(19%)
Individual Life	249	249	254	252	263	6%	4%	733	769	5%
Group Benefits [2]	663	656	1,004	1,000	1,009	52%	1%	1,968	3,013	53%
Other [1]	37	62	595	194	(60)	NM	NM	93	729	NM

Total revenues	$2,248	$2,062	$3,058	$2,644	$2,502	11%	(5%)	$5,996	$8,204	37%

OPERATING RESULTS BY SEGMENT
Retail Products Group
Individual Annuity	$98	$111	$112	$112	$127	30%	13%	$262	$351	34%
Other Retail	9	10	15	14	13	44%	(7%)	23	42	83%

Total Retail Products Group	107	121	127	126	140	31%	11%	285	393	38%
Institutional Solutions Group	32	31	29	28	33	3%	18%	91	90	(1%)
Individual Life	36	41	34	37	44	22%	19%	102	115	13%
Group Benefits	38	41	47	48	70	84%	46%	107	165	54%
Other	8	15	19	14	19	138%	36%	12	52	NM

Operating income, before tax related items and Bancorp litigation	221	249	256	253	306	38%	21%	597	815	37%
Tax related items	—	—	—	—	190	—	—	30	190	NM
Bancorp litigation	(40)	—	—	—	—	100%	—	(40)	—	100%

Operating income	181	249	256	253	496	174%	96%	587	1,005	71%
Add: Net realized capital gains, after-tax	3	14	50	16	18	NM	13%	12	84	NM
Less: Periodic net coupon settlements on non-qualifying derivatives, after-tax	4	5	2	—	2	(50%)	—	12	4	(67%)

Income before cumulative effect of accounting change, net of tax	180	258	304	269	512	184%	90%	587	1,085	85%
Add: Cumulative effect of accounting change, net of tax	—	—	(23)	—	—	—	—	—	(23)	—

Net income	$180	$258	$281	$269	$512	184%	90%	$587	$1,062	81%

Operating income ROE (last 12 months to equity excluding AOCI)	14.6%	15.0%	15.8%	15.7%	20.4%	5.8	4.7
Operating income ROE (operating income before tax related items and Bancorp litigation last 12 months to equity excluding AOCI)	14.8%	15.2%	15.8%	16.4%	17.1%	2.3	0.5
Assets under management	$192,038	$210,054	$222,712	$227,698	$232,800	21%	2%
DAC capitalization	$441	$457	$494	$477	$492		3%
DAC amortization	$202	$229	$233	$233	$236		1%
DAC and PVFP assets	$6,265	$6,623	$6,523	$7,073	$7,146		1%
Statutory net income (YTD)		$1,026
Statutory surplus		$4,470

[1]	With the adoption of SOP 03-1, in the first quarter of 2004 certain annuity products were required to be accounted for in the general account. Revenues in Other will fluctuate principally due to the mark-to-market adjustment of the trading investment portfolio supporting the variable annuity business in the Japanese operations.

[2]	Beginning in the first quarter of 2004, Group Benefits revenues include revenues associated with the newly acquired business.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
OPERATING RESULTS

						Year Over		NINE MONTHS ENDED
						Year	Sequential	SEPTEMBER 30,
	3Q	4Q	1Q	2Q	3Q	Quarter	Quarter
	2003	2003	2004	2004	2004	Change	Change	2003	2004	Change
REVENUES
Earned premiums	$981	$716	$995	$970	$1,058	8%	9%	$2,370	$3,023	28%
Fee income	716	771	786	790	805	12%	2%	1,989	2,381	20%
Net investment income [1]	512	522	1,201	858	611	19%	(29%)	1,519	2,670	76%
Other revenues	35	32	—	—	—	(100%)	—	99	—	(100%)
Net realized capital gains [2]	4	21	76	26	28	NM	8%	19	130	NM

Total revenues	2,248	2,062	3,058	2,644	2,502	11%	(5%)	5,996	8,204	37%

BENEFITS AND EXPENSES
Benefits, claims and claim adjustment expenses	1,375	1,072	1,877	1,531	1,325	(4%)	(13%)	3,544	4,733	34%
Amortization of deferred policy acquisition costs and present value of future profits	202	229	233	233	236	17%	1%	540	702	30%
Insurance operating costs and expenses	379	410	526	511	526	39%	3%	1,125	1,563	39%
Other expenses [3]	65	—	1	3	(1)	NM	NM	72	3	(96%)

Total benefits and expenses	2,021	1,711	2,637	2,278	2,086	3%	(8%)	5,281	7,001	33%

NET INCOME
Income before income taxes	227	351	421	366	416	83%	14%	715	1,203	68%
Income tax expense (benefit) [4]	47	93	117	97	(96)	NM	NM	128	118	(8%)

Income before cumulative effect of accounting change, net of tax	180	258	304	269	512	184%	90%	587	1,085	85%
Cumulative effect of accounting change, net of tax	—	—	(23)	—	—	—	—	—	(23)	—

Net income	180	258	281	269	512	184%	90%	587	1,062	81%
Less: Cumulative effect of accounting change, net of tax	—	—	(23)	—	—	—	—	—	(23)	—
Less: Net realized capital gains, after-tax [2]	3	14	50	16	18	NM	13%	12	84	NM
Add: Periodic net coupon settlements on non-qualifying derivatives, after-tax [1]	4	5	2	—	2	(50%)	—	12	4	(67%)

Operating income [4] [5]	$181	$249	$256	$253	$496	174%	96%	$587	$1,005	71%

[1]	With the adoption of SOP 03-1, certain annuity products were required to be accounted for in the general account. This change in accounting results in an increase in net investment income and benefits expense, as well as a decrease in other revenues beginning in the first quarter of 2004.

[2]	Includes periodic net coupon settlements on non-qualifying derivatives.

[3]	The third quarter ended September 30, 2003 includes an expense related to the Bancorp litigation dispute of $62.

[4]	The third quarter ended September 30, 2004 includes a $190 tax benefit related to the favorable treatment of certain tax items for tax years prior to 2004.

[5]	The third quarter ended September 30, 2003 includes an after-tax expense related to the Bancorp litigation dispute of $40.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
TOTAL ASSETS UNDER MANAGEMENT/JAPAN DATA

						Year Over		NINE MONTHS ENDED
TOTAL ASSETS	3Q	4Q	1Q	2Q	3Q	Year Quarter	Sequential Quarter	SEPTEMBER 30,
UNDER MANAGEMENT	2003	2003	2004	2004	2004	Change	Change	2003	2004	Change
Assets
General account	$48,028	$50,959	$71,348	$71,689	$75,947	58%	6%
Separate account	125,110	136,633	127,141	130,840	131,655	5%	1%

Total assets	173,138	187,592	198,489	202,529	207,602	20%	3%
Mutual fund assets	18,900	22,462	24,223	25,169	25,198	33%	—

Total assets under management	$192,038	$210,054	$222,712	$227,698	$232,800	21%	2%

JAPAN
Account Value
Yen ¥	¥535,180	¥666,878	¥846,172	¥1,009,075	¥1,224,483	129%	21%
U.S.$	$4,800	$6,220	$8,119	$9,277	$11,127	132%	20%

Sales
Yen ¥	¥149,326	¥126,708	¥153,402	¥174,231	¥251,303	68%	44%	¥303,802	¥578,936	91%
U.S.$	$1,276	$1,159	$1,436	$1,599	$2,295	80%	44%	$2,576	$5,330	107%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
CONSOLIDATED BALANCE SHEETS

						Year Over
						Year	Sequential
	3Q	4Q	1Q	2Q	3Q	Quarter	Quarter
	2003	2003	2004	2004	2004	Change	Change
Investments
Fixed maturities, available-for-sale, at fair value	$35,237	$37,462	$49,580	$47,807	$50,200	42%	5%
Equity securities, available-for-sale, at fair value	424	357	406	383	449	6%	17%
Equity securities, trading, at fair value	—	—	7,831	8,995	10,685	—	19%
Policy loans, at outstanding balance	2,533	2,512	2,655	2,650	2,665	5%	1%
Other investments	891	823	1,167	1,229	1,287	44%	5%

Total investments	39,085	41,154	61,639	61,064	65,286	67%	7%
Cash	293	265	460	509	625	113%	23%
Premiums receivable and agents’ balances	205	335	338	379	412	101%	9%
Reinsurance recoverables	686	604	763	665	713	4%	7%
Deferred policy acquisition costs and present value of future profits	6,265	6,623	6,523	7,073	7,146	14%	1%
Deferred income taxes	(479)	(486)	(927)	(444)	(763)	(59%)	(72%)
Goodwill	796	796	796	796	796	—	—
Other assets	1,177	1,668	1,756	1,647	1,732	47%	5%
Separate account assets	125,110	136,633	127,141	130,840	131,655	5%	1%

Total assets	$173,138	$187,592	$198,489	$202,529	$207,602	20%	3%

Future policy benefits, unpaid claims and claim adjustment expenses	$9,362	$11,411	$11,666	$11,753	$11,805	26%	—
Other policyholder funds and benefits payable	26,241	26,186	45,322	46,606	49,347	88%	6%
Unearned premiums	63	58	55	54	52	(17%)	(4%)
Other liabilities	4,150	4,440	4,542	4,484	4,878	18%	9%
Separate account liabilities	125,110	136,633	127,141	130,840	131,655	5%	1%

Total liabilities	164,926	178,728	188,726	193,737	197,737	20%	2%

Equity excluding AOCI, net of tax	7,263	8,003	8,137	8,268	8,744	20%	6%
AOCI, net of tax	949	861	1,626	524	1,121	18%	114%

Total stockholders’ equity	8,212	8,864	9,763	8,792	9,865	20%	12%

Total liabilities and stockholders’ equity	$173,138	$187,592	$198,489	$202,529	$207,602	20%	3%

Hartford Life and Accident Insurance Company NAIC RBC		301%
Hartford Life Insurance Company NAIC RBC		393%
Hartford Life and Annuity Insurance Company NAIC RBC		493%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
DEFERRED POLICY ACQUISITION COSTS and PRESENT VALUE OF FUTURE PROFITS

		Other	Institutional
	Individual	Retail Products	Solutions	Individual	Group		Other
	Annuity	Group	Group	Life	Benefits	Japan	Life	Total
QUARTER-TO-DATE
Balance, June 30, 2004	$4,273	$235	$164	$1,794	$100	$497	$10	$7,073
Adjustments to unrealized gains and losses on securities available - for - sale and other	224	13	24	85	—	—	—	346

Balance excluding adjustments to unrealized gains and losses on securities available - for - sale and other	4,497	248	188	1,879	100	497	10	7,419
Capitalization	218	29	16	67	11	151	—	492
Purchase Price Adjustment - related to the acquisition of Hartford Life Group Insurance Company	—	—	—	—	(3)	—	—	(3)
Amortization - Deferred Policy Acquisition Costs	(139)	(17)	(9)	(37)	(5)	(18)	—	(225)
Amortization - Present Value of Future Profits	(3)	—	—	(6)	(2)	—	—	(11)
Amortization - Realized Capital Gains	(1)	—	—	—	—	—	1	—

Balance, September 30, 2004	4,572	260	195	1,903	101	630	11	7,672
Adjustments to unrealized gains and losses on securities available - for - sale and other	(329)	(22)	(50)	(125)	—	—	—	(526)

Balance, September 30, 2004 including adjustments to unrealized gains and losses on securities available-for-sale and other	$4,243	$238	$145	$1,778	$101	$630	$11	$7,146

YEAR-TO-DATE
Balance, December 31, 2003	$4,170	$195	$105	$1,700	$101	$331	$21	$6,623
Adjustments to unrealized gains and losses on securities available - for - sale and other	190	28	67	131	—	—	—	416

Balance excluding adjustments to unrealized gains and losses on securities available - for - sale and other	4,360	223	172	1,831	101	331	21	7,039
Cumulative effect of accounting change (SOP 03-1)	(105)	—	—	—	—	—	—	(105)
Capitalization	753	89	51	194	29	347	—	1,463
Purchase Price Adjustment - related to the acquisition of Hartford Life Group Insurance Company	—	—	—	—	(11)	—	—	(11)
Amortization - Deferred Policy Acquisition Costs	(424)	(52)	(28)	(103)	(16)	(48)	—	(671)
Amortization - Present Value of Future Profits	(10)	—	—	(19)	(2)	—	—	(31)
Amortization - Realized Capital Gains	(2)	—	—	—	—	—	(10)	(12)

Balance, September 30, 2004	4,572	260	195	1,903	101	630	11	7,672
Adjustments to unrealized gains and losses on securities available - for - sale and other	(329)	(22)	(50)	(125)	—	—	—	(526)

Balance, September 30, 2004 including adjustments to unrealized gains and losses on securities available-for-sale and other	$4,243	$238	$145	$1,778	$101	$630	$11	$7,146

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
REINSURANCE RECOVERABLE ANALYSIS
As of June 30, 2004

Statutory Reserve Credit and Amounts Recoverable

Gross statutory reinsurance reserve credit	$1,649
Liability for reinsurance in unauthorized companies	(4)

Net statutory reinsurance reserve credit	$1,645

Statutory amounts recoverable from reinsurers	$164

The top ten reinsurers represent $1,645 or 91% of the total statutory reserve credit and amounts recoverable.

•	18% of this amount is with reinsurers rated “A++” by A.M. Best at October 20, 2004.

•	40% of this amount is with reinsurers rated “A+” by A.M. Best at October 20, 2004.

•	38% of this amount is with reinsurers rated “A-” by A.M. Best at October 20, 2004.

•	4% of this amount is with reinsurers rated “B+” by A.M. Best at October 20, 2004.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
STATUTORY SURPLUS TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION

	June 30, 2004	December 31, 2003
Statutory Capital and Surplus	$4,318	$4,470
GAAP Adjustments
Investment in subsidiaries	(593)	(390)
Deferred policy acquisition costs	7,073	6,623
Deferred taxes	(616)	(679)
Benefit reserves	(3,283)	(3,664)
Unrealized gains on investments, net of impairments	1,150	1,945
Asset valuation reserve and interest maintenance reserve	629	460
Goodwill	392	472
Other, net	(278)	(373)

GAAP Stockholders’ Equity	$8,792	$8,864

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP - INDIVIDUAL ANNUITY
INCOME STATEMENTS

						Year Over		NINE MONTHS ENDED
	3Q	4Q	1Q	2Q	3Q	Year Quarter	Sequential Quarter	SEPTEMBER 30,
	2003	2003	2004	2004	2004	Change	Change	2003	2004	Change
Revenues
Premiums and other considerations
Variable annuity fees	$296	$326	$359	$369	$376	27%	2%	$786	$1,104	40%
Mutual fund and other fees	28	32	26	26	26	(7%)	—	99	78	(21%)

Total fee income	324	358	385	395	402	24%	2%	885	1,182	34%
Net guaranteed separate account income	29	27	—	—	—	(100%)	—	74	—	(100%)
Direct premiums	20	18	20	17	87	NM	NM	78	124	59%
Reinsurance premiums	(29)	(32)	(34)	(34)	(38)	(31%)	(12%)	(98)	(106)	(8%)

Total premiums and other considerations	344	371	371	378	451	31%	19%	939	1,200	28%
Net investment income
Net investment income on G/A assets	128	125	275	271	276	116%	2%	371	822	122%
Net investment income on assigned capital	16	18	16	18	18	13%	—	46	52	13%
Charge for invested capital	(36)	(36)	(36)	(40)	(39)	(8%)	3%	(97)	(115)	(19%)

Total net investment income	108	107	255	249	255	136%	2%	320	759	137%
Net realized capital gains (losses) [1]	2	9	(1)	2	(1)	NM	NM	10	—	(100%)

Total revenues	454	487	625	629	705	55%	12%	1,269	1,959	54%
Benefits and Expenses
Benefits and claims
Death benefits	12	8	4	8	14	17%	75%	43	26	(40%)
Other contract benefits	15	15	16	18	19	27%	6%	58	53	(9%)
Change in reserve	10	7	9	6	73	NM	NM	38	88	132%
Sales inducements	18	17	6	6	7	(61%)	17%	49	19	(61%)
Interest credited on G/A assets	73	69	211	211	211	189%	—	215	633	194%

Total benefits and claims	128	116	246	249	324	153%	30%	403	819	103%
Other insurance expenses
Commissions & wholesaling expenses	286	290	325	290	264	(8%)	(9%)	797	879	10%
Operating expenses	46	50	46	47	50	9%	6%	140	143	2%
Premium taxes and other expenses	5	2	4	5	4	(20%)	(20%)	15	13	(13%)

Subtotal — expenses before deferral	337	342	375	342	318	(6%)	(7%)	952	1,035	9%
Deferred policy acquisition costs	(256)	(254)	(286)	(249)	(218)	15%	12%	(711)	(753)	(6%)

Total other insurance expense	81	88	89	93	100	23%	8%	241	282	17%
Amortization of deferred policy acquisition costs	125	137	149	143	142	14%	(1%)	313	434	39%

Total benefits and expenses	334	341	484	485	566	69%	17%	957	1,535	60%
Income before income tax expense	120	146	141	144	139	16%	(3%)	312	424	36%
Income tax expense [3]	22	31	30	30	12	(45%)	(60%)	31	72	132%

Income before cumulative effect of accounting change	98	115	111	114	127	30%	11%	281	352	25%
Cumulative effect of accounting change, net of tax	—	—	(19)	—	—	—	—	—	(19)	—

Net income	98	115	92	114	127	30%	11%	281	333	19%
Less: cumulative effect of accounting change, net of tax	—	—	(19)	—	—	—	—	—	(19)	—
Less: Non operating net realized gains (losses), net of tax [2]	—	4	(1)	2	—	—	(100%)	—	1	—

Operating income	98	111	112	112	127	30%	13%	281	351	25%
Less: Tax related items	—	—	—	—	—	—	—	19	—	(100%)

Operating income, before tax related items	$98	$111	$112	$112	$127	30%	13%	$262	$351	34%

[1]	Includes periodic net coupon settlements on non-qualifying derivatives and derivatives used as economic hedges of policyholder liabilities.

[2]	Net gains (losses) on derivatives used as economic hedges of certain policyholder liabilities.

[3]	The quarter ended September 30, 2004 includes $18 of additional tax benefits related to the change in estimate of 2004 DRD benefits.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP - OTHER
INCOME STATEMENTS

						Year Over		NINE MONTHS ENDED
	3Q	4Q	1Q	2Q	3Q	Year Quarter	Sequential Quarter	SEPTEMBER 30,
	2003	2003	2004	2004	2004	Change	Change	2003	2004	Change
Revenues
Premiums and other considerations
Variable annuity fees	$11	$13	$16	$16	$18	64%	13%	$27	$50	85%
Mutual fund and other fees	84	92	105	102	101	20%	(1%)	227	308	36%

Total fee income	95	105	121	118	119	25%	1%	254	358	41%
Direct premiums	(1)	1	—	—	1	NM	—	2	1	(50%)
Reinsurance premiums	—	—	—	—	—	—	—	—	—	—

Total premiums and other considerations	94	106	121	118	120	28%	2%	256	359	40%
Net investment income
Net investment income on G/A assets	16	17	17	16	17	6%	6%	48	50	4%
Net investment income on assigned capital	1	—	—	1	—	(100%)	(100%)	2	1	(50%)
Charge for invested capital	—	—	—	—	—	—	—	—	—	—

Total net investment income	17	17	17	17	17	—	—	50	51	2%
Net realized capital gains [1]	1	—	—	—	—	(100%)	—	2	—	(100%)

Total revenues	112	123	138	135	137	22%	1%	308	410	33%
Benefits and Expenses
Benefits and claims
Other contract benefits	2	2	2	2	1	(50%)	(50%)	5	5	—
Change in reserve	—	—	(1)	(1)	—	—	100%	—	(2)	—
Sales inducements	—	—	—	—	1	—	—	1	1	—
Interest credited on G/A assets	10	10	10	9	10	—	11%	31	29	(6%)

Total benefits and claims	12	12	11	10	12	—	20%	37	33	(11%)
Other insurance expenses
Commissions & wholesaling expenses	58	69	79	75	71	22%	(5%)	155	225	45%
Operating expenses	37	38	35	39	44	19%	13%	99	118	19%
Premium taxes and other expenses	1	3	2	3	3	NM	—	7	8	14%

Subtotal - expenses before deferral	96	110	116	117	118	23%	1%	261	351	34%
Deferred policy acquisition costs	(24)	(30)	(30)	(30)	(29)	(21%)	3%	(68)	(89)	(31%)

Total other insurance expense	72	80	86	87	89	24%	2%	193	262	36%
Amortization of deferred policy acquisition costs	14	16	18	17	17	21%	—	43	52	21%

Total benefits and expenses	98	108	115	114	118	20%	4%	273	347	27%
Income before income tax expense	14	15	23	21	19	36%	(10%)	35	63	80%
Income tax expense	5	5	8	7	6	20%	(14%)	11	21	91%

Net income	9	10	15	14	13	44%	(7%)	24	42	75%
Less: Tax related items	—	—	—	—	—	—	—	1	—	(100%)

Operating income, before tax related items	$9	$10	$15	$14	$13	44%	(7%)	$23	$42	83%

[1]	Includes periodic net coupon settlements on non-qualifying derivatives.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA - SALES/OTHER DEPOSITS

						Year Over		NINE MONTHS ENDED
	3Q	4Q	1Q	2Q	3Q	Year Quarter	Sequential Quarter	SEPTEMBER 30,
	2003	2003	2004	2004	2004	Change	Change	2003	2004	Change
SALES
Individual Annuity
Broker-dealer	$2,853	$2,824	$3,082	$2,582	$2,216	(22%)	(14%)	$8,377	$7,880	(6%)
Banks	1,464	1,530	1,619	1,602	1,325	(9%)	(17%)	3,749	4,546	21%

Total sales by distribution	$4,317	$4,354	$4,701	$4,184	$3,541	(18%)	(15%)	$12,126	$12,426	2%

Variable	$3,954	$4,074	$4,581	$3,938	$3,341	(16%)	(15%)	$11,597	$11,860	2%
Fixed MVA/other	363	280	120	246	200	(45%)	(19%)	529	566	7%

Total sales by product	$4,317	$4,354	$4,701	$4,184	$3,541	(18%)	(15%)	$12,126	$12,426	2%

Retail Mutual Funds	$1,138	$1,634	$1,942	$1,409	$1,258	11%	(11%)	$3,137	$4,609	47%
401K
Annuity	$337	$570	$279	$383	$444	32%	16%	$792	$1,106	40%
Mutual funds	—	—	—	—	—	—	—	3	—	(100%)

Total 401K	$337	$570	$279	$383	$444	32%	16%	$795	$1,106	39%

529 College Savings Plan/Specialty Products/Other	$56	$91	$100	$86	$79	41%	(8%)	$141	$265	88%

SALES & OTHER DEPOSITS
Individual Annuity
Variable	$3,954	$4,074	$4,581	$3,938	$3,341	(16%)	(15%)	$11,597	$11,860	2%
Fixed MVA/other	452	365	232	359	316	(30%)	(12%)	783	907	16%

Total Individual Annuity	4,406	4,439	4,813	4,297	3,657	(17%)	(15%)	12,380	12,767	3%

Retail Mutual Funds	1,138	1,634	1,942	1,409	1,258	11%	(11%)	3,137	4,609	47%
401K
Annuity	409	440	650	507	557	36%	10%	1,132	1,714	51%
Mutual funds	55	63	70	48	38	(31%)	(21%)	152	156	3%

Total 401K	464	503	720	555	595	28%	7%	1,284	1,870	46%

529 College Savings Plan/Specialty Products/Other	56	91	100	86	79	41%	(8%)	141	265	88%

Total Retail Products Group	$6,064	$6,667	$7,575	$6,347	$5,589	(8%)	(12%)	$16,942	$19,511	15%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA - ASSETS UNDER MANAGEMENT

						Year Over
						Year	Sequential
	3Q	4Q	1Q	2Q	3Q	Quarter	Quarter
	2003	2003	2004	2004	2004	Change	Change
INDIVIDUAL ANNUITY
General account	$9,796	$9,351	$19,338	$19,302	$19,322	97%	—
Guaranteed separate account	9,996	10,239	—	—	—	(100%)	—
Non-guaranteed separate account	68,719	78,126	82,360	84,574	84,228	23%	—

Total Individual Annuity	$88,511	$97,716	$101,698	$103,876	$103,550	17%	—

401K
General account	$1,027	$1,024	$1,048	$1,077	$1,132	10%	5%
Non-guaranteed separate account	3,017	3,582	4,110	4,408	4,659	54%	6%

Total 401K	$4,044	$4,606	$5,158	$5,485	$5,791	43%	6%

TOTAL RETAIL PRODUCTS GROUP
General account	$10,823	$10,375	$20,386	$20,379	$20,454	89%	—
Guaranteed separate account	9,996	10,239	—	—	—	(100%)	—
Non-guaranteed separate account	71,736	81,708	86,470	88,982	88,887	24%	—

Total Retail Products Group account value	$92,555	$102,322	$106,856	$109,361	$109,341	18%	—

BY PRODUCT
Individual Annuity
Individual Variable Annuities
General account	$8,816	$8,345	$7,999	$7,900	$7,820	(11%)	(1%)
Separate account	68,756	78,156	82,387	84,604	84,259	23%	—

Total individual variable annuities	77,572	86,501	90,386	92,504	92,079	19%	—
Fixed MVA & other individual annuities	10,939	11,215	11,312	11,372	11,471	5%	1%

Total Individual Annuity	88,511	97,716	101,698	103,876	103,550	17%	—

401K - Annuity	4,044	4,606	5,158	5,485	5,791	43%	6%
Total Retail Products Group account value	92,555	102,322	106,856	109,361	109,341	18%	—
Specialty Products/Other - Segregated Assets	30	48	72	103	135	NM	31%
Mutual Fund Assets
Retail mutual fund assets	17,208	20,301	21,888	22,734	22,694	32%	—
401K mutual fund assets	502	585	644	668	662	32%	(1%)
Specialty Product/Other mutual fund assets	122	109	121	127	144	18%	13%
529 College Savings Plan assets	177	259	324	368	398	125%	8%

Total Mutual Fund Assets	18,009	21,254	22,977	23,897	23,898	33%	—

Total Retail Products Group Assets Under Management	$110,594	$123,624	$129,905	$133,361	$133,374	21%	—

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA - INDIVIDUAL ANNUITY - ACCOUNT VALUE ROLLFORWARD [1]

		3Q	4Q	1Q	2Q	3Q
		2003	2003	2004	2004	2004
VARIABLE ANNUITIES	Beginning balance	$73,748	$77,572	$86,501	$90,386	$92,504
	Sales/premiums/other deposits	3,954	4,074	4,581	3,938	3,341
	Surrenders	(1,427)	(2,163)	(2,033)	(1,953)	(2,100)
	Death benefits/annuitizations/other	(270)	(278)	(359)	(334)	(313)
	Net exchanges	11	5	12	29	35

	Net Flows	2,268	1,638	2,201	1,680	963
	Change in market value/change in reserve/interest credited	1,556	7,291	1,684	438	(1,388)

	Ending balance	$77,572	$86,501	$90,386	$92,504	$92,079

FIXED MVA AND OTHER	Beginning balance	$10,587	$10,939	$11,215	$11,312	$11,372
	Sales/premiums/other deposits	452	365	232	359	316
	Acquisitions	—	—	—	—	176
	Surrenders	(149)	(159)	(176)	(313)	(387)
	Death benefits/annuitizations/other	(98)	(93)	(105)	(116)	(127)
	Net exchanges	(11)	(4)	(12)	(28)	(35)

	Net Flows	194	109	(61)	(98)	(57)
	Change in market value/change in reserve/interest credited	158	167	158	158	156

	Ending balance	$10,939	$11,215	$11,312	$11,372	$11,471

TOTAL INDIVIDUAL ANNUITY	Beginning balance	$84,335	$88,511	$97,716	$101,698	$103,876
	Sales/premiums/other deposits	4,406	4,439	4,813	4,297	3,657
	Acquisitions	—	—	—	—	176
	Surrenders	(1,576)	(2,322)	(2,209)	(2,266)	(2,487)
	Death benefits/annuitizations/other	(368)	(371)	(464)	(450)	(440)
	Net exchanges	—	1	—	1	—

	Net Flows	2,462	1,747	2,140	1,582	906
	Change in market value/change in reserve/interest credited	1,714	7,458	1,842	596	(1,232)

	Ending balance	$88,511	$97,716	$101,698	$103,876	$103,550

[1]	Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — OTHER RETAIL — ACCOUNT VALUE ROLLFORWARD [1]

		3Q	4Q	1Q	2Q	3Q
		2003	2003	2004	2004	2004
401K
(EXCLUDING ALL MUTUAL FUNDS)	Account Value Rollforward Beginning balance	$3,700	$4,044	$4,606	$5,158	$5,485
	Sales/premiums/other deposits	409	440	650	507	557
	Surrenders	(138)	(205)	(197)	(209)	(203)
	Death benefits/annuitizations/other	(8)	(1)	(8)	(7)	(8

	Net Flows	263	234	445	291	346
	Change in market value/change in reserve/interest credited	81	328	107	36	(40)

	Ending balance	$4,044	$4,606	$5,158	$5,485	$5,791

RETAIL MUTUAL FUNDS	Asset Rollforward Beginning balance	$16,290	$17,208	$20,301	$21,888	$22,734
	Sales	1,138	1,634	1,942	1,409	1,258
	Redemptions	(654)	(631)	(887)	(785)	(819)

	Net Sales	484	1,003	1,055	624	439
	Change in market value	462	2,110	557	245	(459)
	Other	(28)	(20)	(25)	(23)	(20)

	Ending balance	$17,208	$20,301	$21,888	$22,734	$22,694

[1]	Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP - INDIVIDUAL ANNUITY
SUPPLEMENTAL DATA - GUARANTEED MINIMUM DEATH BENEFITS

	As of September 30, 2004
	ACCOUNT	NET AMT AT	% of NAR	RETAINED
	VALUE	RISK	REINSURED	NAR
BREAKDOWN OF VARIABLE ANNUITY ACCOUNT VALUE BY GMDB TYPE
Maximum anniversary value (MAV) [1]
MAV only	$58,782	$8,817	88%	$1,040
with 5% rollup [2]	3,996	733	81%	137
with Earnings Protection Benefit Rider (EPB) [3]	4,236	146	70%	44
with 5% rollup & EPB	1,425	124	83%	21

Total MAV	68,439	9,820	87%	1,242
Asset Protection Benefit (APB) [4]	13,837	53	41%	31
Ratchet [5] (5 years)	41	4	97%	0
Reset [6] (5-7 years)	8,011	933	0%	933
Return of Premium [7]/Other	1,751	14	1%	14

TOTAL	$92,079	$10,824	80%	$2,220

	As of	As of	As of	As of	As of
	September 30,	December 31,	March 31,	June 30,	September 30,
OTHER DATA	2003	2003	2004	2004	2004
S&P500 Index Value at end of period	995.97	1,111.92	1,126.21	1,140.80	1,114.58
Total Account Value	$77,572	$86,500	$90,386	$92,504	$92,079
Net Amount at risk	16,200	11,388	10,462	10,111	10,824
Retained net amount at risk	3,689	2,230	2,042	1,976	2,220
GMDB net GAAP liability [8]	—	—	106	103	111
GMDB net statutory reserve	205	149	160	168	185
Present value of retained guaranteed death benefits [9]	176	132	141	161	165
95% Confidence interval of present value of retained guaranteed death benefits [9]	(110 - 368)	(88 - 282)	(77 - 417)	(98-456)	(101-443)

Embedded value of variable annuity in-force business [10]
Value of in-force	$2,492	$2,805	$2,941	$2,966	$2,854
Cost of capital	(350)	(400)	(401)	(392)	(376)

Total embedded value	$2,142	$2,405	$2,540	$2,574	$2,478

[1]	MAV: the death benefit is the greatest of current account value, net premiums paid and the highest account value on any anniversary before age 80 (adjusted for withdrawals).

[2]	Rollup: the death benefit is the greatest of the MAV, current account value, net premium paid and premiums (adjusted for withdrawals) accumulated at generally 5% simple interest up to the earlier of age 80 or 100% of adjusted premiums.

[3]	EPB: The death benefit is the greatest of the MAV, current account value, or contract value plus a percentage of the contract’s growth. The contract’s growth is account value less premiums net of withdrawals, subject to a cap of 200% of premiums net of withdrawals.

[4]	APB: the death benefit is the greater of current account value or MAV, not to exceed current account value plus 25% times the greater of net premiums and MAV (each adjusted for premiums in the past 12 months).

[5]	Ratchet: the death benefit is the greatest of current account value, net premiums paid and the highest account value on any specified anniversary before age 85 (adjusted for withdrawals).

[6]	Reset: the death benefit is the greatest of current account value, net premiums paid and the most recent five to seven year anniversary account value before age 80 (adjusted for withdrawals).

[7]	Return of premium: the death benefit is the greater of current account value and net premiums paid.

[8]	This reserve was established for GAAP in 2004 with the adoption of SOP 03-1.

[9]	For the March 31, 2004 determination of the 95% confidence interval of present value retained guaranteed death benefits, the Hartford enhanced and expanded the stochastically generated investment performance scenarios to 1,000. This more refined projection of the range of future death claims results in a wider confidence interval.

[10]	Significant Assumptions: (a) 9.25% Cost of capital, (b) 9% separate account appreciation, (c) 35% Effective tax rate. Excludes the value of statutory surplus required to support the in-force business.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
INCOME STATEMENTS

	3Q	4Q	1Q	2Q	3Q	Year Over Year Quarter	Sequential Quarter	NINE MONTHS ENDED SEPTEMBER 30,
	2003	2003	2004	2004	2004	Change	Change	2003	2004	Change
Revenues
Premiums and other considerations
Variable annuity fees	$22	$25	$25	$23	$23	5%	—	$63	$71	13%
Cost of insurance charges	51	50	47	50	48	(6%)	(4%)	157	145	(8%)
Mutual fund and other fees	—	—	2	3	6	—	100%	4	11	175%

Total fee income	73	75	74	76	77	5%	1%	224	227	1%
Net guaranteed separate account income	2	2	—	—	—	(100%)	—	7	—	(100%)
Direct premiums	403	150	109	95	100	(75%)	5%	645	304	(53%)

Total premiums and other considerations	478	227	183	171	177	(63%)	4%	876	531	(39%)
Net investment income
Net investment income on G/A assets	245	247	249	255	262	7%	3%	719	766	7%
Net investment income on assigned capital	6	7	7	6	7	17%	17%	19	20	5%
Charge for invested capital	1	1	1	1	—	(100%)	(100%)	2	2	—

Total net investment income	252	255	257	262	269	7%	3%	740	788	6%
Net realized capital gains [1]	3	3	2	1	2	(33%)	100%	9	5	(44%)

Total revenues	733	485	442	434	448	(39%)	3%	1,625	1,324	(19%)
Benefits and Expenses
Benefits and claims
Death benefits	39	38	37	46	38	(3%)	(17%)	129	121	(6%)
Other contract benefits	74	66	82	81	87	18%	7%	225	250	11%
Change in reserve	387	148	94	85	92	(76%)	8%	576	271	(53%)
Sales inducements	1	—	—	—	—	(100%)	—	1	—	(100%)
Interest credited on G/A assets	144	143	142	145	146	1%	1%	423	433	2%

Total benefits and claims	645	395	355	357	363	(44%)	2%	1,354	1,075	(21%)
Other insurance expenses
Commissions & wholesaling expenses	10	13	10	9	10	—	11%	31	29	(6%)
Operating expenses	29	31	30	26	29	—	12%	82	85	4%
Dividends to policyholders	14	7	12	8	2	(86%)	(75%)	53	22	(58%)
Premium taxes and other expenses [2]	62	(2)	3	1	4	(94%)	NM	64	8	(88%)

Subtotal - expenses before deferral	115	49	55	44	45	(61%)	2%	230	144	(37%)
Deferred policy acquisition costs	(17)	(19)	(18)	(17)	(16)	6%	6%	(48)	(51)	(6%)

Total other insurance expense	98	30	37	27	29	(70%)	7%	182	93	(49%)
Amortization of deferred policy acquisition costs	6	15	9	10	9	50%	(10%)	19	28	47%

Total benefits and expenses	749	440	401	394	401	(46%)	2%	1,555	1,196	(23%)
Income (loss) before income taxes	(16)	45	41	40	47	NM	18%	70	128	83%
Income tax expense (benefit)	(8)	14	12	12	14	NM	17%	18	38	111%

Income (loss) before cumulative effect of accounting change	(8)	31	29	28	33	NM	18%	52	90	73%
Cumulative effect of accounting change, net of tax	—	—	(1)	—	—	—	—	—	(1)	—

Net income (loss)	(8)	31	28	28	33	NM	18%	52	89	71%
Less: cumulative effect of accounting change, net of tax	—	—	(1)	—	—	—	—	—	(1)	—

Operating income (loss)	(8)	31	29	28	33	NM	18%	52	90	73%
Less: Tax related items	—	—	—	—	—	—	—	1	—	(100%)
Less: Bancorp litigation	(40)	—	—	—	—	100%	—	(40)	—	100%

Operating income, before tax related items and Bancorp litigation	$32	$31	$29	$28	$33	3%	18%	$91	$90	(1%)

[1]	Includes periodic net coupon settlements on non-qualifying derivatives.

[2]	The third quarter ended September 30, 2003 includes an expense related to the Bancorp litigation dispute of $62.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
SUPPLEMENTAL DATA - SALES/OTHER DEPOSITS

	3Q	4Q	1Q	2Q	3Q	Year Over YearQuarter	Sequential Quarter	NINE MONTHS ENDED SEPTEMBER 30,
	2003	2003	2004	2004	2004	Change	Change	2003	2004	Change
SALES
Institutional
Structured settlements	$172	$219	$140	$156	$175	2%	12%	$496	$471	(5%)
Institutional annuities	308	59	11	7	22	(93%)	NM	369	40	(89%)
Mutual funds	55	221	96	38	62	13%	63%	118	196	66%
GIC/Funding agreements	351	562	74	1,000	624	78%	(38%)	1,324	1,698	28%

Total Institutional	$886	$1,061	$321	$1,201	$883	—	(26%)	$2,307	$2,405	4%

Governmental
Annuity	$345	$102	$126	$111	$73	(79%)	(34%)	$526	$310	(41%)
Mutual funds	9	8	10	8	8	(11%)	—	25	26	4%

Total Governmental	$354	$110	$136	$119	$81	(77%)	(32%)	$551	$336	(39%)

Private Placement Life Insurance
Corporate owned	$12	$89	$103	$142	$146	NM	3%	$107	$391	NM
High net worth	4	15	49	16	5	25%	(69%)	112	70	(38%)

Total Private Placement Life Insurance	$16	$104	$152	$158	$151	NM	(4%)	$219	$461	111%

SALES & OTHER DEPOSITS
Institutional
Structured settlements	$161	$151	$203	$180	$156	(3%)	(13%)	$458	$539	18%
Institutional annuities	304	64	7	11	22	(93%)	100%	366	40	(89%)
Mutual funds	55	221	96	38	82	49%	116%	118	216	83%
GIC/Funding agreements	327	466	18	319	546	67%	71%	1,115	883	(21%)
Other	7	6	4	316	4	(43%)	(99%)	318	324	2%

Total Institutional	854	908	328	864	810	(5%)	(6%)	2,375	2,002	(16%)

Governmental
Annuity	520	297	358	307	255	(51%)	(17%)	1,028	920	(11%)
Mutual funds	9	8	10	8	8	(11%)	—	25	26	4%

Total Governmental	529	305	368	315	263	(50%)	(17%)	1,053	946	(10%)

Private Placement Life Insurance
Corporate owned	55	89	175	131	137	149%	5%	144	443	NM
High net worth	4	15	48	16	5	25%	(69%)	112	69	(38%)

Total Private Placement Life Insurance	59	104	223	147	142	141%	(3%)	256	512	100%

Total Institutional Solutions Group	$1,442	$1,317	$919	$1,326	$1,215	(16%)	(8%)	$3,684	$3,460	(6%)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
SUPPLEMENTAL DATA - ASSETS UNDER MANAGEMENT

						Year Over Year	Sequential
	3Q	4Q	1Q	2Q	3Q	Quarter	Quarter
	2003	2003	2004	2004	2004	Change	Change
INSTITUTIONAL
General account	$9,270	$9,912	$10,135	$10,318	$10,919	18%	6%
Guaranteed separate account	367	343	357	335	352	(4%)	5%
Non-guaranteed separate account	2,265	2,405	2,449	2,724	2,740	21%	1%

Total Institutional	$11,902	$12,660	$12,941	$13,377	$14,011	18%	5%

GOVERNMENTAL
General account	$3,787	$3,819	$3,831	$3,907	$3,994	5%	2%
Non-guaranteed separate account	4,532	5,146	5,412	5,538	5,443	20%	(2%)

Total Governmental	$8,319	$8,965	$9,243	$9,445	$9,437	13%	—

PRIVATE PLACEMENT LIFE INSURANCE
General account	$2,448	$2,403	$2,417	$2,397	$2,409	(2%)	1%
Non-guaranteed separate account	20,711	21,114	21,425	21,703	22,000	6%	1%

Total Private Placement Life Insurance	$23,159	$23,517	$23,842	$24,100	$24,409	5%	1%

TOTAL INSTITUTIONAL SOLUTIONS GROUP
General account	$15,505	$16,134	$16,383	$16,622	$17,322	12%	4%
Guaranteed separate account	367	343	357	335	352	(4%)	5%
Non-guaranteed separate account	27,508	28,665	29,286	29,965	30,183	10%	1%

Total Institutional Solutions Group account value	$43,380	$45,142	$46,026	$46,922	$47,857	10%	2%

BY PRODUCT
Institutional
Structured settlements	$3,140	$3,285	$3,492	$3,673	$3,828	22%	4%
Institutional annuities	2,333	2,395	2,418	2,397	2,418	4%	1%
GIC/Funding agreements	4,261	4,677	4,686	4,690	5,129	20%	9%
Other	2,168	2,303	2,345	2,617	2,636	22%	1%

Total Institutional	11,902	12,660	12,941	13,377	14,011	18%	5%

Governmental - Annuity	8,319	8,965	9,243	9,445	9,437	13%	—
Private Placement Life Insurance
Variable	20,557	20,993	21,305	21,592	21,889	6%	1%
Leveraged	2,602	2,524	2,537	2,508	2,520	(3%)	—

Total Private Placement Life Insurance	23,159	23,517	23,842	24,100	24,409	5%	1%

Total Institutional Solutions Group account value	43,380	45,142	46,026	46,922	47,857	10%	2%

Mutual Fund Assets
Institutional mutual fund assets	196	438	484	508	569	190%	12%
Governmental mutual fund assets	695	770	762	764	731	5%	(4%)
Total Mutual Fund Assets	891	1,208	1,246	1,272	1,300	46%	2%

Total Institutional Solutions Group Assets Under Management	$44,271	$46,350	$47,272	$48,194	$49,157	11%	2%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
SUPPLEMENTAL DATA — ACCOUNT VALUE AND ASSET ROLLFORWARD [1]

		3Q	4Q	1Q	2Q	3Q
		2003	2003	2004	2004	2004
INSTITUTIONAL	Account Value Rollforward
(EXCLUDING ALL MUTUAL FUNDS)	Beginning balance	$11,224	$11,902	$12,660	$12,941	$13,377
	Sales/premiums/other deposits	799	687	232	826	728
	Acquisitions	—	—	—	—	—
	Surrenders	(114)	(210)	(88)	(402)	(197)
	Death benefits/annuitizations/other	(90)	(82)	(99)	(101)	(104)

	Net Flows	595	395	45	323	427
	Change in market value/change in reserve/interest credited	83	363	236	113	207

	Ending balance	$11,902	$12,660	$12,941	$13,377	$14,011

GOVERNMENTAL	Account Value Rollforward
(EXCLUDING ALL MUTUAL FUNDS)	Beginning balance	$7,811	$8,319	$8,965	$9,243	$9,445
	Sales/premiums/other deposits	520	297	358	307	255
	Surrenders	(154)	(197)	(239)	(185)	(169)
	Death benefits/annuitizations/other	(17)	(17)	(15)	(16)	(16)

	Net Flows	349	83	104	106	70
	Change in market value/change in reserve/interest credited	159	563	174	96	(78)

	Ending balance	$8,319	$8,965	$9,243	$9,445	$9,437

PRIVATE PLACEMENT LIFE
INSURANCE	Account Value Rollforward
	Beginning balance	$23,463	$23,159	$23,517	$23,842	$24,100
	Initial and subsequent premiums	59	104	223	147	142
	Surrenders	(571)	(106)	(16)	(35)	(3)
	Death benefits/annuitizations/other	(93)	(38)	(119)	(121)	(94)

	Net Flows	(605)	(40)	88	(9)	45
	Change in market value/change in reserve/interest credited	301	398	237	267	264
	Net exchanges	—	—	—	—	—

	Ending balance	$23,159	$23,517	$23,842	$24,100	$24,409

[1]	Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INDIVIDUAL LIFE
INCOME STATEMENTS

	3Q	4Q	1Q	2Q	3Q	Year Over Year Quarter	Sequential Quarter	NINE MONTHS ENDED SEPTEMBER 30,
	2003	2003	2004	2004	2004	Change	Change	2003	2004	Change
Revenues
Premiums and other considerations
Variable life fees	$11	$13	$12	$13	$13	18%	—	$31	$38	23%
Cost of insurance charges	108	110	110	110	113	5%	3%	321	333	4%
Other fees	69	67	64	58	64	(7%)	10%	197	186	(6%)

Total fee income	188	190	186	181	190	1%	5%	549	557	1%
Gross MVA/MGLI spread income	2	1	—	—	—	(100%)	—	7	—	(100%)
Investment expenses	—	—	—	—	—	—	—	—	—	—

Net guaranteed separate account income	2	1	—	—	—	(100%)	—	7	—	(100%)
Direct premiums	15	17	17	17	17	13%	—	44	51	16%
Reinsurance premiums	(19)	(23)	(22)	(22)	(23)	(21%)	(5%)	(58)	(67)	(16%)

Net premiums	(4)	(6)	(5)	(5)	(6)	(50%)	(20%)	(14)	(16)	(14%)

Total premiums and other considerations	186	185	181	176	184	(1%)	5%	542	541	—
Net investment income
Net investment income on G/A assets	69	71	80	82	84	22%	2%	211	246	17%
Net investment income on assigned capital	4	4	3	4	3	(25%)	(25%)	11	10	(9%)
Charge for invested capital	(10)	(11)	(10)	(10)	(9)	10%	10%	(30)	(29)	3%

Total net investment income	63	64	73	76	78	24%	3%	192	227	18%
Net realized capital gains (losses) [1]	—	—	—	—	1	—	—	(1)	1	NM

Total revenues	249	249	254	252	263	6%	4%	733	769	5%
Benefits and Expenses
Benefits and claims
Death benefits	62	46	67	61	60	(3%)	(2%)	178	188	6%
Other contract benefits	6	6	5	6	5	(17%)	(17%)	17	16	(6%)
Change in reserve	—	(1)	—	—	(3)	—	—	(2)	(3)	(50%)
Interest credited on G/A assets	49	48	53	53	53	8%	—	144	159	10%

Total benefits and claims	117	99	125	120	115	(2%)	(4%)	337	360	7%
Other insurance expenses
Commissions & wholesaling expenses	40	54	44	46	47	18%	2%	114	137	20%
Operating expenses	47	55	48	50	52	11%	4%	138	150	9%
Dividends to policyholders	1	1	1	—	1	—	—	2	2	—
Premium taxes and other expenses	7	8	8	9	8	14%	(11%)	22	25	14%

Subtotal - expenses before deferral	95	118	101	105	108	14%	3%	276	314	14%
Deferred policy acquisition costs	(57)	(73)	(61)	(66)	(67)	(18%)	(2%)	(160)	(194)	(21%)

Total other insurance expense	38	45	40	39	41	8%	5%	116	120	3%
Amortization of deferred policy acquisition costs and present value of future profits	42	45	39	40	43	2%	8%	131	122	(7%)

Total benefits and expenses	197	189	204	199	199	1%	—	584	602	3%
Income before income tax expense	52	60	50	53	64	23%	21%	149	167	12%
Income tax expense	16	19	16	16	20	25%	25%	45	52	16%

Income before cumulative effect of accounting changes	36	41	34	37	44	22%	19%	104	115	11%
Cumulative effect of accounting changes, net of tax	—	—	(1)	—	—	—	—	—	(1)	—

Net income	36	41	33	37	44	22%	19%	104	114	10%
Less: cumulative effect of accounting changes, net of tax	—	—	(1)	—	—	—	—	—	(1)	—

Operating income	36	41	34	37	44	22%	19%	104	115	11%
Less: Tax related items	—	—	—	—	—	—	—	2	—	(100%)

Operating income, before tax related items	$36	$41	$34	$37	$44	22%	19%	$102	$115	13%

[1]	Includes periodic net coupon settlements on non-qualifying derivatives.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INDIVIDUAL LIFE
SUPPLEMENTAL DATA

	3Q	4Q	1Q	2Q	3Q	Year Over Year Quarter	Sequential Quarter	NINE MONTHS ENDED SEPTEMBER 30,
	2003	2003	2004	2004	2004	Change	Change	2003	2004	Change
SALES BY DISTRIBUTION
Wirehouse/regional broker-dealer/banks	$28	$32	$21	$23	$26	(7%)	13%	$61	$70	15%
Independent broker-dealer/WFS	12	18	16	14	17	42%	21%	36	47	31%
Life professional/other	10	20	14	10	13	30%	30%	29	37	28%

Total sales by distribution	$50	$70	$51	$47	$56	12%	19%	$126	$154	22%

SALES BY PRODUCT
Variable life	$26	$30	$23	$25	$31	19%	24%	$75	$79	5%
Universal life/whole life	21	37	24	19	21	—	11%	43	64	49%
Term life/other	3	3	4	3	4	33%	33%	8	11	38%

Total sales by product	$50	$70	$51	$47	$56	12%	19%	$126	$154	22%

ACCOUNT VALUE
General account	$3,770	$3,829	$4,395	$4,425	$4,465	18%	1%
Separate account	4,477	4,897	4,441	4,567	4,478	—	(2%)

Total account value	$8,247	$8,726	$8,836	$8,992	$8,943	8%	(1%)

ACCOUNT VALUE BY PRODUCT
Variable life	$4,284	$4,725	$4,797	$4,934	$4,860	13%	(1%)
Universal life/interest sensitive whole life	3,213	3,259	3,297	3,321	3,350	4%	1%
Modified guaranteed life	661	655	653	647	641	(3%)	(1%)
Other	89	87	89	90	92	3%	2%

Total account value by product	$8,247	$8,726	$8,836	$8,992	$8,943	8%	(1%)

LIFE INSURANCE IN FORCE
Variable life	$66,561	$67,031	$67,101	$67,537	$68,051	2%	1%
Universal life/interest sensitive whole life	37,990	38,320	38,532	38,554	38,717	2%	—
Term life	22,754	24,302	25,711	27,199	28,795	27%	6%
Modified guaranteed life	896	881	872	857	843	(6%)	(2%)
Other	261	264	266	273	280	7%	3%

Total life insurance in force	$128,462	$130,798	$132,482	$134,420	$136,686	6%	2%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INDIVIDUAL LIFE
ACCOUNT VALUE ROLLFORWARD

		3Q	4Q	1Q	2Q	3Q
		2003	2003	2004	2004	2004
VARIABLE LIFE	Beginning balance	$4,141	$4,284	$4,725	$4,797	$4,934
	First year & single premiums	65	69	65	68	78
	Renewal premiums	121	159	139	136	128

	Premiums and deposits	186	228	204	204	206
	Change in market value/interest credited	119	410	44	106	(97)
	Surrenders [2]	(64)	(82)	(75)	(62)	(75)
	Death benefits/policy fees	(103)	(115)	(101)	(111)	(108)
	Net exchanges	5	—	—	—	—

	Ending balance	$4,284	$4,725	$4,797	$4,934	$4,860

OTHER [1]	Beginning balance	$3,925	$3,963	$4,001	$4,039	$4,058
	First year & single premiums	59	70	60	48	54
	Renewal premiums	86	84	83	86	87

	Premiums and deposits	145	154	143	134	141
	Change in market value/interest credited	50	50	48	47	48
	Surrenders	(62)	(66)	(55)	(56)	(60)
	Death benefits/policy fees	(90)	(100)	(98)	(106)	(104)
	Net exchanges	(5)	—	—	—	—

	Ending balance	$3,963	$4,001	$4,039	$4,058	$4,083

TOTAL INDIVIDUAL LIFE	Beginning balance	$8,066	$8,247	$8,726	$8,836	$8,992
	First year & single premiums	124	139	125	116	132
	Renewal premiums	207	243	222	222	215

	Premiums and deposits	331	382	347	338	347
	Change in market value/interest credited	169	460	92	153	(49)
	Surrenders	(126)	(148)	(130)	(118)	(135)
	Death benefits/policy fees	(193)	(215)	(199)	(217)	(212)
	Net exchanges	—	—	—	—	—

	Ending balance	$8,247	$8,726	$8,836	$8,992	$8,943

[1]	Includes Universal Life, Interest Sensitive Whole Life, Modified Guaranteed Life Insurance and other.

[2]	The fourth quarter 2003 includes return of account value of $16 for a discontinued product.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
GROUP BENEFITS
INCOME STATEMENTS

	3Q	4Q	1Q	2Q	3Q	Year Over Year Quarter	Sequential Quarter	NINE MONTHS ENDED SEPTEMBER 30,
	2003	2003	2004	2004	2004	Change	Change	2003	2004	Change
Revenues
Premiums and other considerations
ASO fees	$4	$5	$9	$8	$9	125%	13%	$14	$26	86%
Mutual fund and other fees	1	—	1	1	—	(100%)	(100%)	1	2	100%

Total fee income	5	5	10	9	9	80%	—	15	28	87%
Direct premiums	582	578	726	720	746	28%	4%	1,720	2,192	27%
Reinsurance premiums	10	7	179	177	159	NM	(10%)	37	515	NM

Total premiums and other considerations	597	590	915	906	914	53%	1%	1,772	2,735	54%
Net investment income
Net investment income on G/A assets	56	56	77	80	82	46%	2%	169	239	41%
Net investment income on assigned capital	10	10	12	13	13	30%	—	29	38	31%

Total net investment income	66	66	89	93	95	44%	2%	198	277	40%
Net realized capital gains (losses) [1]	—	—	—	1	—	—	(100%)	(2)	1	NM

Total revenues	663	656	1,004	1,000	1,009	52%	1%	1,968	3,013	53%
Benefits and Expenses
Benefits and claims
Death benefits	167	150	259	232	217	30%	(6%)	514	708	38%
Other contract benefits	262	251	387	396	394	50%	(1%)	774	1,177	52%
Change in reserve	43	49	38	62	60	40%	(3%)	124	160	29%

Total benefits and claims	472	450	684	690	671	42%	(3%)	1,412	2,045	45%
Other insurance expenses
Commissions & wholesaling expenses	61	56	129	123	117	92%	(5%)	178	369	107%
Operating expenses	70	86	113	109	112	60%	3%	211	334	58%
Premium taxes and other expenses	12	11	19	17	16	33%	(6%)	34	52	53%

Subtotal - expenses before deferral	143	153	261	249	245	71%	(2%)	423	755	78%
Deferred policy acquisition costs	(6)	(6)	(9)	(9)	(11)	(83%)	(22%)	(17)	(29)	(71%)

Total other insurance expense	137	147	252	240	234	71%	(3%)	406	726	79%
Amortization of deferred policy acquisition costs	4	5	5	6	7	75%	17%	13	18	38%

Total benefits and expenses	613	602	941	936	912	49%	(3%)	1,831	2,789	52%
Income before income tax expense	50	54	63	64	97	94%	52%	137	224	64%
Income tax expense	12	13	16	16	27	125%	69%	30	59	97%

Net income	$38	$41	$47	$48	$70	84%	46%	$107	$165	54%
Less: Non operating net realized gains (losses), net of tax	—	—	—	—	—	—	—	—	—	—

Operating income	38	41	47	48	70	84%	46%	107	165	54%
Less: Tax related items	—	—	—	—	—	—	—	—	—	—

Operating income, before tax related items	$38	$41	$47	$48	$70	84%	46%	$107	$165	54%

[1]	Includes periodic net coupon settlements on non-qualifying derivatives.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
GROUP BENEFITS
SUPPLEMENTAL DATA

		3Q	4Q	1Q	2Q	3Q	Year Over Year Quarter	Sequential Quarter	NINE MONTHS ENDED SEPTEMBER 30,
		2003	2003	2004	2004	2004	Change	Change	2003	2004	Change
PREMIUMS	Fully Insured - Ongoing Premiums
	Group disability	$243	$240	$393	$383	$393	62%	3%	$723	$1,169	62%
	Group life	249	252	415	412	411	65%	—	732	1,238	69%
	Other	89	93	97	102	100	12%	(2%)	262	299	14%

	Total fully insured - ongoing premiums	581	585	905	897	904	56%	1%	1,717	2,706	58%

	Total buyouts [1]	11	—	—	—	1	(91%)	—	40	1	(98%)

	Total premiums	592	585	905	897	904	53%	1%	1,757	2,706	54%
	Group disability - premium equivalents [2]	50	51	62	72	71	42%	(1%)	151	205	36%

	Total premiums and premium equivalent claims	$642	$636	$967	$969	$976	52%	1%	$1,908	$2,912	53%

SALES (GROSS ANNUALIZED NEW PREMIUMS)	Fully Insured - Ongoing Sales
	Group disability	$32	$39	$139	$35	$39	22%	11%	$186	$213	15%
	Group life	38	43	152	58	51	34%	(12%)	157	261	66%
	Other	30	11	50	11	17	(43%)	55%	71	78	10%

	Total fully insured - ongoing sales	100	93	341	104	107	7%	3%	414	552	33%

	Total buyouts [1]	11	16	—	—	3	(73%)	—	56	3	(95%)

	Total sales	111	109	341	104	110	(1%)	6%	470	555	18%
	Group disability premium equivalents [2]	6	7	37	8	33	NM	NM	34	78	129%

	Total sales and premium equivalents	$117	$116	$378	$112	$143	22%	28%	$504	$633	26%

RATIOS [3]	Loss Ratio	78.7%	76.3%	74.8%	76.2%	73.4%	(7%)	(4%)	79.2%	74.8%	(6%)
	Expense Ratio	24.1%	25.8%	28.1%	27.2%	26.4%	10%	(3%)	24.2%	27.2%	12%

GAAP RESERVES	Group disability	$2,552	$3,997	$4,042	$4,081	$4,134	62%	1%
	Group life	822	1,282	1,274	1,295	1,291	57%	—
	Other	212	200	202	197	206	(3%)	5%

	Total GAAP reserves	$3,586	$5,479	$5,518	$5,573	$5,631	57%	1%

[1]	Takeover of open claim liabilities and other non-recurring premium amounts.

[2]	Administrative services only (ASO) fees and claims under claim management agreements.

[3]	Ratios calculated excluding the effects of buyout premiums.

PROPERTY & CASUALTY

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
FINANCIAL HIGHLIGHTS

	3Q	4Q	1Q	2Q	3Q	Year Over Year Quarter	Sequential Quarter	NINE MONTHS ENDED SEPTEMBER 30,
	2003	2003	2004	2004	2004	Change	Change	2003	2004	Change
TOTAL PROPERTY & CASUALTY PREMIUMS
Written premiums	$2,318	$2,166	$2,397	$2,548	$2,575	11%	1%	$6,899	$7,520	9%
Earned premiums [1]	2,268	2,265	2,186	2,353	2,474	9%	5%	6,540	7,013	7%
TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS
Business Insurance	34	67	225	97	(25)	NM	NM	91	297	NM
Personal Lines	40	26	106	75	(137)	NM	NM	104	44	(58%)
Specialty Commercial	(46)	26	(110)	29	(58)	(26%)	NM	(16)	(139)	NM

Ongoing Operations underwriting results	28	119	221	201	(220)	NM	NM	179	202	13%
Other Operations [2]	(22)	(78)	(65)	(214)	(110)	NM	49%	(2,762)	(389)	86%

Total Property & Casualty underwriting results [3]	$6	$41	$156	$(13)	$(330)	NM	NM	$(2,583)	$(187)	93%
ONGOING OPERATIONS UNDERWRITING RATIOS
Loss and loss adjustment expenses
Current year	68.7	67.8	66.8	65.2	80.4	(11.7)	(15.2)	69.1	71.1	(2.0)
Prior year [1] [4]	2.1	(0.2)	(4.5)	0.7	2.1	—	(1.4)	0.7	(0.4)	1.1

Total loss and loss adjustment expenses	70.7	67.5	62.2	65.8	82.5	(11.8)	(16.7)	69.8	70.6	(0.8)
Expenses	27.6	26.8	27.3	25.6	26.1	1.5	(0.5)	26.8	26.3	0.5
Policyholder dividends	0.4	0.2	0.3	—	0.3	0.1	(0.3)	0.5	0.2	0.3

Combined ratio	98.8	94.6	89.8	91.4	108.9	(10.1)	(17.5)	97.1	97.1	—

Catastrophe ratio [4]	3.4	1.5	(12.2)	2.4	15.6	(12.2)	(13.2)	3.6	2.6	1.0

Combined ratio before catastrophes	95.3	93.1	102.0	89.0	93.3	2.0	(4.3)	93.5	94.5	(1.0)
Combined ratio before catastrophes and prior year development	93.3	92.6	92.7	88.5	90.5	2.8	(2.0)	92.8	90.5	2.3

Total Property & Casualty Income and ROE
Net income (loss)	$218	$237	$341	$203	$24	(89%)	(88%)	$(982)	$568	NM
Operating income (loss) [5]	209	225	297	188	13	(94%)	(93%)	(1,123)	498	NM
Impacts of tax related items and 2003 asbestos reserve addition and severance charges	—	—	—	—	26	—	—	(1,728)	26	NM
Operating income before impacts of tax related items and 2003 asbestos reserve addition and severance charges	209	225	297	188	(13)	NM	NM	605	472	(22%)
Operating income ROE (last 12 months income-equity x-AOCI)	(22.3%)	(20.1%)	18.5%	16.6%	12.4%	NM	(4.2)
Operating income ROE (last 12 months income-equity x-AOCI) before impacts of tax related items and the impact 2003 asbestos reserve addition and severance charges [6]	14.5%	15.2%	17.1%	16.6%	11.9%	(2.6)	(4.7)

	PROPERTY & CASUALTY
	Sept. 30,	Dec. 31,
	2004	2003	Change
Selected Financial Data
Hartford Fire adjusted statutory surplus ($ in billions)	$5.9	$5.9	—
Hartford Fire premium to adjusted surplus ratio	1.6	1.5	0.1

[1]	Earned premiums for the quarter ended March 31, 2004 and nine months ended September 30, 2004 were reduced by $90 reflecting a decrease in estimated earned premiums on retrospectively-rated policies. Ongoing Operations prior year loss and loss adjustment expenses for the quarter ended March 31, 2004 and nine months ended September 30, 2004 included a net reserve release of $298 related to September 11 and an increase in reserves of $190 for construction defect claims

[2]	During the second quarter of 2004, the Company completed an evaluation of the reinsurance recoverable asset associated with older, long-term casualty liabilities reported in the Other Operations segment, including asbestos liabilities. As a result of this evaluation, the quarter ended June 30, 2004 and nine months ended September 30, 2004 includes a reduction in the net reinsurance recoverable by $181, before tax, and $118 after-tax. The quarter ended September 30, 2004 includes environmental reserve strengthening of $75, before tax, and $49, after-tax.

[3]	Includes catastrophes of $388, before tax, for the quarter ended September 30, 2004 and $478, before tax and the net reserve release of $395 related to September 11, for the nine months ended September 30, 2004. Catastrophe losses for the quarter and nine months ended September 30, 2004 include losses from Hurricane Charley, Hurricane Frances, Hurricane Ivan and Hurricane Jeanne. Earned premiums for the quarter and nine months ended September 30, 2004 are net of catastrophe treaty reinstatement premium of $17.

[4]	Included in both the prior year loss and loss adjustment expenses ratio and catastrophe ratio is prior accident year development on catastrophe losses including, for the quarter ended March 31, 2004 and nine months ended September 30, 2004, the net reserve release related to September 11.

[5]	Operating income for Property & Casualty before the impacts of the $90 decrease in estimated earned premiums on retrospectively-rated policies and prior year loss development is $322 for the quarter ended March 31, 2004 and $761 for the nine months ended September 30, 2004.

[6]	The March 31, 2004 ratio reflects the equity impact of the May 2003 capital contribution in beginning equity.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
OPERATING RESULTS

	3Q	4Q	1Q	2Q	3Q	Year Over Year Quarter	Sequential Quarter	NINE MONTHS ENDED SEPTEMBER 30,
	2003	2003	2004	2004	2004	Change	Change	2003	2004	Change
TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS
Written premiums	$2,318	$2,166	$2,397	$2,548	$2,575	11%	1%	$6,899	$7,520	9%
Change in reserve	50	(99)	211	195	101	102%	(48%)	359	507	41%

Earned premiums[1][2]	2,268	2,265	2,186	2,353	2,474	9%	5%	6,540	7,013	7%
Loss and loss adjustment expenses
Current year	1,572	1,552	1,469	1,535	1,996	27%	30%	4,550	5,000	10%
Prior year[1]	50	50	(51)	221	144	188%	(35%)	170	314	85%

Total loss and loss adjustment expenses [3]	1,622	1,602	1,418	1,756	2,140	32%	22%	4,720	5,314	13%
Underwriting expenses	630	617	605	611	657	4%	8%	1,770	1,873	6%
Dividends to policyholders	10	5	7	(1)	7	(30%)	NM	29	13	(55%)

Under writing results	6	41	156	(13)	(330)	NM	NM	21	(187)	NM
Net servicing income	9	(7)	9	21	10	11%	(52%)	15	40	167%
Net investment income	297	308	311	295	309	4%	5%	864	915	6%
Periodic net coupon settlements on non-qualifying derivatives, before-tax	5	4	4	3	1	(80%)	(67%)	14	8	(43%)
Other expenses	(38)	(42)	(68)	(60)	(53)	(39%)	12%	(131)	(181)	(38%)
Income tax expense	(70)	(79)	(115)	(58)	50	NM	NM	(178)	(123)	31%

Operating income, before impacts of tax related items and 2003 asbestos reserve and severance charges	209	225	297	188	(13)	NM	NM	605	472	(22%)
Tax related items [4]	—	—	—	—	26	—	—	—	26	—
Severance charges	—	—	—	—	—	—	—	(27)	—	100%
2003 asbestos reserve addition	—	—	—	—	—	—	—	(1,701)	—	100%

Operating income (loss)	209	225	297	188	13	(94%)	(93%)	(1,123)	498	NM
Add: Net realized capital gains, after-tax	12	15	47	16	12	—	(25%)	150	75	(50%)
Less: Periodic net coupon settlements on non-qualifying derivatives, after-tax	3	3	3	1	1	(67%)	—	9	5	(44%)

Net income (loss)	$218	$237	$341	$203	$24	(89%)	(88%)	$(982)	$568	NM

Total Property & Casualty effective tax rate - net income	25.1%	26.9%	28.8%	24.8%	NM	NM	NM	NM	19.2%	NM
Total Property & Casualty effective tax rate - operating income	24.6%	26.3%	27.8%	23.8%	NM	NM	NM	NM	16.4%	NM

[1]	Earned premiums for the quarter ended March 31, 2004 and nine months ended September 30, 2004 were reduced by $90 reflecting a decrease in estimated earned premiums on retrospectively-rated policies. The quarter ended March 31, 2004 and nine months ended September 30, 2004 include a net reserve release of $395 related to September 11, an increase in reserves of $190 for construction defects claims and an increase in reservesof $130 for assumed casualty reinsurance. The quarter ended June 30, 2004 and nine months ended September 30, 2004 include a reduction in net reinsurance recoverables of $181. The quarter and nine months ended September 30, 2004 includes environmental reserve strengthening of $75, before tax, and $49, after-tax.

[2]	Earned premiums for the quarter and nine months ended September 30, 2004 are net of catastrophe treaty reinstatement premium of $17.

[3]	Includes catastrophes of $388, before tax, for the quarter ended September 30, 2004 and $478, before tax and the net reserve release of $395 related to September 11, for the nine months ended September 30, 2004. Catastrophe losses for the quarter and nine months ended September 30, 2004 include losses from Hurricane Charley, Hurricane Frances. Hurricane Ivan and Hurricane Jeanne.

[4]	Tax benefit related to the audit settlement of tax years prior to 2004.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
CONSOLIDATING UNDERWRITING RESULTS
FOR THE THIRD QUARTER ENDED SEPTEMBER 30, 2004

						Total
	Business	Personal	Specialty	Ongoing	Other	Property &
	Insurance	Lines	Commercial	Operations	Operations	Casualty
UNDERWRITING RESULTS
Written premiums	$1,148	$920	$513	$2,581	$(6)	$2,575
Change in reserve	53	53	(3)	103	(2)	101

Earned premiums [1]	1,095	867	516	2,478	(4)	2,474
Loss and loss adjustment expenses
Current year	753	797	441	1,991	5	1,996
Prior year [2]	30	2	21	53	91	144

Total loss and loss adjustment expenses [3]	783	799	462	2,044	96	2,140
Underwriting expenses	333	205	109	647	10	657
Dividends to policyholders	4	—	3	7	—	7

Underwriting results	$(25)	$(137)	$(58)	$(220)	$(110)	$(330)

UNDERWRITING RATIOS
Loss and loss adjustment expenses
Current year	68.8	91.9	85.9	80.4
Prior year [4]	2.8	0.2	3.9	2.1

Total loss and loss adjustment expenses	71.6	92.1	89.8	82.5
Expenses	30.3	23.7	21.3	26.1
Policyholder dividends	0.4	—	0.4	0.3

Combined ratio	102.3	115.8	111.4	108.9

Catastrophe ratio [4]	8.1	25.1	15.7	15.6

Combined ratio before catastrophes	94.2	90.6	95.7	93.3
Combined ratio before catastrophes and prior year development [2]	90.7	89.4	91.9	90.5

[1]	Ongoing Operations earned premiums for the quarter and nine months ended September 30, 2004 are net of catastrophe treaty reinstatement premium of $17. Refer to the respective segment underwriting pages for catastrophe treaty reinstatement premium by segment.

[2]	Other Operations includes environmental reserve strengthening of $75.

[3]	Total Property & Casualty includes catastrophes, before tax, of $388 for the quarter ended September 30, 2004, including losses from Hurricane Charley, Hurricane Frances, Hurricane Ivan and Hurricane Jeanne. Refer to the respective segment underwriting pages for catastrophe losses by segment.

[4]	Included in both the prior year loss and loss adjustment expenses ratio and catastrophe ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
CONSOLIDATING UNDERWRITING RESULTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004

						Total
	Business	Personal	Specialty	Ongoing	Other	Property &
	Insurance	Lines	Commercial	Operations	Operations	Casualty
UNDERWRITING RESULTS
Written premiums	$3,418	$2,701	$1,412	$7,531	$(11)	$7,520
Change in reserve	244	138	158	540	(33)	507

Earned premiums [1] [2]	3,174	2,563	1,254	6,991	22	7,013
Loss and loss adjustment expenses
Current year	2,013	1,918	1,036	4,967	33	5,000
Prior year [3]	(108)	7	71	(30)	344	314

Total loss and loss adjustment expenses [4]	1,905	1,925	1,107	4,937	377	5,314
Underwriting expenses	959	594	286	1,839	34	1,873
Dividends to policyholders	13	—	—	13	—	13

Underwriting results	$297	$44	$(139)	$202	$(389)	$(187)

UNDERWRITING RATIOS [1]
Loss and loss adjustment expenses
Current year	63.4	74.8	82.8	71.1
Prior year [3] [5]	(3.4)	0.3	5.6	(0.4)

Total loss and loss adjustment expenses	60.0	75.1	88.4	70.6
Expenses	30.2	23.2	22.7	26.3
Policyholder dividends	0.4	—	—	0.2

Combined ratio	90.6	98.3	111.1	97.1

Catastrophe ratio [5]	(1.6)	10.0	(2.1)	2.6

Combined ratio before catastrophes	92.2	88.3	113.2	94.5
Combined ratio before catastrophes and prior year development	89.8	87.6	98.4	90.5

[1]	In the quarter ended March 31, 2004 and nine months ended September 30, 2004, Specialty Commercial earned premiums were reduced by $90 reflecting a decrease in estimated earned premiums on retrospectively-rated policies. Before considering the earned premium adjustment, the combined ratio before catastrophes and prior year development is as follows:

Combined ratio before catastrophes, prior year development and earned premium adjustment	89.8	87.6	91.8	89.3

[2]	Ongoing Operations earned premiums for the quarter and nine months ended September 30, 2004 are net of catastrophe treaty reinstatement premium of $17. Refer to the respective segment underwriting pages for catastrophe treaty reinstatement premium by segment.

[3]	Includes a first quarter 2004 net reserve release related to September 11 of $175 in Business Insurance, $7 in Personal Lines, $116 in Specialty Commercial and $97 in Other Operations, an increase in reserves of $167 for construction defects claims in Specialty Commercial and $23 in Business Insurance and an increase in assumed casualty reinsurance reserves of $130 in Other Operations. Other Operations includes a second quarter 2004 reduction in net reinsurance recoverable of $181 and a third quarter 2004 environmental reserve strengthening of $75. See page PC-5 for the impact of these items and other prior year development on underwriting ratios.

[4]	Total Property & Casualty includes catastrophes of $478, before tax and the net reserve release of $395 related to September 11, for the nine months ended September 30, 2004, including losses from Hurricane Charley, Hurricane Frances, Hurricane Ivan and Hurricane Jeanne. Refer to the respective segment underwriting pages for catastrophe losses by segment.

[5]	Included in both the prior year loss and loss adjustment expenses ratio and catastrophe ratio is prior accident year development on catastrophe losses including the net reserve release related to September 11.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
CONSOLIDATING UNDERWRITING RESULTS, AS ADJUSTED [1]
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004

						Total
	Business	Personal	Specialty	Ongoing	Other	Property &
	Insurance	Lines	Commercial	Operations	Operations	Casualty
UNDERWRITING RESULTS, AS ADJUSTED [1]
Written premiums	$3,418	$2,701	$1,412	$7,531	$(11)	$7,520
Change in reserve	244	138	68	450	(33)	417

Earned premiums [2]	3,174	2,563	1,344	7,081	22	7,103
Loss and loss adjustment expenses
Current year	2,013	1,918	1,036	4,967	33	5,000
Prior year	—	—	—	—	—	—

Total loss and loss adjustment expenses [2]	2,013	1,918	1,036	4,967	33	5,000
Underwriting expenses	959	594	286	1,839	34	1,873
Dividends to policyholders	13	—	—	13	—	13

Underwriting results, as adjusted	$189	$51	$22	$262	$(45)	$217
Retrospectively-rated policies earned premium adjustment	—	—	(90)	(90)	—	(90)
September 11 net reserve release	175	7	116	298	97	395
Construction defects claims reserve strengthening	(23)	—	(167)	(190)	—	(190)
Assumed casualty reinsurance reserve strengthening	—	—	—	—	(130)	(130)
Change in reinsurance ceded, net	—	—	—	—	(181)	(181)
Environmental reserve strengthening	—	—	—	—	(75)	(75)
Other prior year development	(44)	(14)	(20)	(78)	(55)	(133)

Underwriting results	$297	$44	$(139)	$202	$(389)	$(187)

UNDERWRITING RATIOS, AS ADJUSTED [1]
Loss and loss adjustment expenses
Current year	63.4	74.8	77.2	70.2
Prior year	—	—	—	—

Total loss and loss adjustment expenses	63.4	74.8	77.2	70.2
Expenses	30.2	23.2	21.2	26.0
Policyholder dividends	0.4	—	—	0.2

Combined ratio	94.0	98.0	98.4	96.3

Catastrophe ratio	4.3	10.4	6.7	7.0

Combined ratio before catastrophes	89.8	87.6	91.8	89.3

[1]	Adjusted to exclude a decrease in estimated earned premiums on retrospectively-rated policies and prior year loss development. Prior year loss development includes the net reserve release related to September 11, an increase in reserves for construction defect claims, an increase in reserves for assumed casualty reinsurance, change in reinsurance ceded, net and other prior year loss development. The as adjusted underwriting ratios are non-GAAP financial measures because they exclude the effect of prior year development and the reduction in earned premiums relating to retrospectively-rated policies. The Company has included these ratios as an additional measure of the performance of the Company’s Property & Casualty current operations, because they exclude the effect of items relating to prior periods. A reconciliation of the amounts underlying the as adjusted ratios to the Company’s underwriting results is set forth above.

[2]	Total Property and Casualty includes catastrophes of $478, before tax and the net reserve release of $395 related to September 11, for the nine months ended September 30, 2004, including losses from Hurricane Charley, Hurricane Frances, Hurricane Ivan and Hurricane Jeanne. Earned premiums for the nine months ended September 30, 2004 is net of catastrophe treaty reinstatement premium of $17.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ONGOING OPERATIONS
UNDERWRITING RESULTS

	3Q	4Q	1Q	2Q	3Q	Year Over Year Quarter	Sequential Quarter	NINE MONTHS ENDED SEPTEMBER 30,
	2003	2003	2004	2004	2004	Change	Change	2003	2004	Change
UNDERWRITING RESULTS
Written premiums	$2,301	$2,147	$2,398	$2,552	$2,581	12%	1%	$6,694	$7,531	13%
Change in reserve	115	(58)	224	213	103	(10%)	(52%)	464	540	16%

Earned premiums [1]	2,186	2,205	2,174	2,339	2,478	13%	6%	6,230	6,991	12%
Loss and loss adjustment expenses
Current year	1,499	1,495	1,452	1,524	1,991	33%	31%	4,305	4,967	15%
Prior year [2]	45	(5)	(99)	16	53	18%	NM	45	(30)	NM

Total loss and loss adjustment expenses [3]	1,544	1,490	1,353	1,540	2,044	32%	33%	4,350	4,937	13%
Underwriting expenses	604	591	593	599	647	7%	8%	1,672	1,839	10%
Dividends to policyholders	10	5	7	(1)	7	(30%)	NM	29	13	(55%)

Underwriting results	$28	$119	$221	$201	$(220)	NM	NM	$179	$202	13%

UNDERWRITING RATIOS
Loss and loss adjustment expenses
Current year	68.7	67.8	66.8	65.2	80.4	(11.7)	(15.2)	69.1	71.1	(2.0)
Prior year [2] [4]	2.1	(0.2)	(4.5)	0.7	2.1	—	(1.4)	0.7	(0.4)	1.1

Total loss and loss adjustment expenses	70.7	67.5	62.2	65.8	82.5	(11.8)	(16.7)	69.8	70.6	(0.8)
Expenses [1]	27.6	26.8	27.3	25.6	26.1	1.5	(0.5)	26.8	26.3	0.5
Policyholder dividends	0.4	0.2	0.3	—	0.3	0.1	(0.3)	0.5	0.2	0.3

Combined ratio	98.8	94.6	89.8	91.4	108.9	(10.1)	(17.5)	97.1	97.1	—

Catastrophe ratio [4]	3.4	1.5	(12.2)	2.4	15.6	(12.2)	(13.2)	3.6	2.6	1.0

Combined ratio before catastrophes	95.3	93.1	102.0	89.0	93.3	2.0	(4.3)	93.5	94.5	(1.0)
Combined ratio before catastrophes and prior year development [1] [3]	93.3	92.6	92.7	88.5	90.5	2.8	(2.0)	92.8	90.5	2.3

[1]	Earned premiums for the quarter ended March 31, 2004 and nine months ended September 30, 2004 were reduced by $90 reflecting a decrease in estimated earned premiums on retrospectively-rated policies. Earned premiums for the quarter and nine months ended September 30, 2004 include catastrophe treaty reinstatement premium of $17.

[2]	The quarter ended March 31, 2004 and nine months ended September 30, 2004 include a net reserve release of $298 related to September 11 and an increase in reserves of $190 for construction defects claims.

[3]	Includes catastrophes of $388, before tax, for the quarter ended September 30, 2004 and $478, before tax and the net reserve release of $298 related to September 11, for the nine months ended September 30, 2004, including losses from Hurricane Charley, Hurricane Frances, Hurricane Ivan and Hurricane Jeanne.

[4]	Included in both the prior year loss and loss adjustment expenses ratio and catastrophe ratio is prior accident year development on catastrophe losses including, for the quarter ended March 31, 2004 and nine months ended September 30, 2004, the net reserve release related to September 11.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
BUSINESS INSURANCE
UNDERWRITING RESULTS

	3Q	4Q	1Q	2Q	3Q	Year Over Year Quarter	Sequential Quarter	NINE MONTHS ENDED SEPTEMBER 30,
	2003	2003	2004	2004	2004	Change	Change	2003	2004	Change
UNDERWRITING RESULTS
Written premiums	$987	$1,006	$1,136	$1,134	$1,148	16%	1%	$2,951	$3,418	16%
Change in reserve	40	34	118	73	53	33%	(27%)	227	244	7%

Earned premiums [1] [2]	947	972	1,018	1,061	1,095	16%	3%	2,724	3,174	17%
Loss and loss adjustment expenses
Current year	595	592	626	634	753	27%	19%	1,754	2,013	15%
Prior year	—	(6)	(147)	9	30	—	NM	—	(108)	—

Total loss and loss adjustment expenses [3]	595	586	479	643	783	32%	22%	1,754	1,905	9%
Underwriting expenses	310	317	310	316	333	7%	5%	857	959	12%
Dividends to policyholders	8	2	4	5	4	(50%)	(20%)	22	13	(41%)

Underwriting results	$34	$67	$225	$97	$(25)	NM	NM	$91	$297	NM

UNDERWRITING RATIOS [1]
Loss and loss adjustment expenses
Current year	63.0	60.8	61.6	59.6	68.8	(5.8)	(9.2)	64.4	63.4	1.0
Prior year [4]	—	(0.6)	(14.5)	0.8	2.8	(2.8)	(2.0)	—	(3.4)	3.4

Total loss and loss adjustment expenses	63.0	60.2	47.1	60.4	71.6	(8.6)	(11.2)	64.4	60.0	4.4
Expenses	32.7	32.7	30.3	30.0	30.3	2.4	(0.3)	31.4	30.2	1.2
Policyholder dividends	0.8	0.2	0.4	0.4	0.4	0.4	—	0.8	0.4	0.4

Combined ratio	96.4	93.1	77.9	90.8	102.3	(5.9)	(11.5)	96.7	90.6	6.1

Catastrophe ratio [4]	3.2	0.7	(15.4)	1.7	8.1	(4.9)	(6.4)	3.4	(1.6)	5.0

Combined ratio before catastrophes	93.3	92.4	93.4	89.1	94.2	(0.9)	(5.1)	93.3	92.2	1.1
Combined ratio before catastrophes and prior year development	93.3	92.3	90.3	88.3	90.7	2.6	(2.4)	93.3	89.8	3.5

[1]	The quarter ended March 31, 2004 and nine months ended September 30, 2004 include a net reserve release of $175 related to September 11 and an increase in reserves of $23 for construction defects claims. Other prior year loss development in 2004 includes an increase in reserves of $5 for the first quarter ended March 31, 2004 and $44 for the nine months ended September 30, 2004. The following table shows underwriting ratios for the quarter ended March 31, 2004 and nine months ended September 30, 2004 before giving effect of these items:

Loss and loss adjustment expenses
Current year	61.6	63.4
Prior year	—	—

Total loss and loss adjustment expenses	61.6	63.4
Expenses	30.3	30.2
Policyholder dividends	0.4	0.4

Combined ratio	92.4	94.0

Catastrophe ratio	2.1	4.3

Combined ratio before catastrophes	90.3	89.8
Combined ratio before catastrophes and prior year development	90.3	89.8

[2]	Earned premiums for the quarter and nine months ended September 30, 2004 are net of catastrophe treaty reinstatement premium of $6.

[3]	Includes catastrophes of $89, before tax, for the quarter ended September 30, 2004 and $125, before tax and the net reserve release of $175 related to September 11, for the nine months ended September 30, 2004, including losses from Hurricane Charley, Hurricane Frances, Hurricane Ivan and Hurricane Jeanne.

[4]	Included in both the prior year loss and loss adjustment expenses ratio and catastrophe ratio is prior accident year development on catastrophe losses including, for the quarter ended March 31, 2004 and nine months ended September 30, 2004, the net reserve release related to September 11.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
BUSINESS INSURANCE
WRITTEN AND EARNED PREMIUMS

	3Q	4Q	1Q	2Q	3Q	Year Over Year Quarter	Sequential Quarter	NINE MONTHS ENDED SEPTEMBER 30,
	2003	2003	2004	2004	2004	Change	Change	2003	2004	Change
WRITTEN PREMIUMS [1]
Small Commercial	$454	$469	$560	$577	$549	21%	(5%)	$1,393	$1,686	21%
Middle Market	533	537	576	557	599	12%	8%	1,558	1,732	11%

Total	$987	$1,006	$1,136	$1,134	$1,148	16%	1%	$2,951	$3,418	16%
EARNED PREMIUMS [1]
Small Commercial	$449	$461	$481	$521	$526	17%	1%	$1,321	$1,528	16%
Middle Market	498	511	537	540	569	14%	5%	1,403	1,646	17%

Total	$947	$972	$1,018	$1,061	$1,095	16%	3%	$2,724	$3,174	17%

[1]	The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
PERSONAL LINES
UNDERWRITING RESULTS

	3Q	4Q	1Q	2Q	3Q	Year Over Year Quarter	Sequential Quarter	NINE MONTHS ENDED SEPTEMBER 30,
	2003	2003	2004	2004	2004	Change	Change	2003	2004	Change
UNDERWRITING RESULTS
Written premiums	$845	$803	$836	$945	$920	9%	(3%)	$2,469	$2,701	9%
Change in reserve	40	(16)	1	84	53	33%	(37%)	107	138	29%

Earned premiums [1]	805	819	835	861	867	8%	1%	2,362	2,563	9%
Loss and loss adjustment expenses
Current year	583	599	533	588	797	37%	36%	1,725	1,918	11%
Prior year [2]	—	(6)	1	4	2	—	(50%)	—	7	—

Total loss and loss adjustment expenses [3]	583	593	534	592	799	37%	35%	1,725	1,925	12%
Underwriting expenses	182	200	195	194	205	13%	6%	533	594	11%

Underwriting results	$40	$26	$106	$75	$(137)	NM	NM	$104	$44	(58%)

UNDERWRITING RATIOS
Loss and loss adjustment expenses
Current year	72.5	73.3	64.0	68.1	91.9	(19.4)	(23.8)	73.0	74.8	(1.8)
Prior year [2] [4]	—	(0.7)	0.1	0.5	0.2	(0.2)	0.3	—	0.3	(0.3)

Total loss and loss adjustment expenses	72.5	72.6	64.1	68.6	92.1	(19.6)	(23.5)	73.0	75.1	(2.1)
Expenses	22.6	24.3	23.3	22.6	23.7	(1.1)	(1.1)	22.6	23.2	(0.6)

Combined ratio	95.1	96.8	87.4	91.3	115.8	(20.7)	(24.5)	95.6	98.3	(2.7)

Catastrophe ratio [4]	4.2	2.7	0.8	3.7	25.1	(20.9)	(21.4)	4.6	10.0	(5.4)

Combined ratio before catastrophes	90.8	94.2	86.6	87.6	90.6	0.2	(3.0)	91.0	88.3	2.7
Combined ratio before catastrophes and prior year development	90.8	93.8	86.1	87.2	89.4	1.4	(2.2)	91.0	87.6	3.4

COMBINED RATIO
Automobile	95.9	101.9	90.1	95.2	98.9	(3.0)	(3.7)	96.7	94.8	1.9
Homeowners	92.1	80.1	78.7	79.0	171.5	(79.4)	(92.5)	91.9	109.4	(17.5)

Total	95.1	96.8	87.4	91.3	115.8	(20.7)	(24.5)	95.6	98.3	(2.7)

[1]	Earned premiums for the quarter and nine months ended September 30, 2004 are net of catastrophe treaty reinstatement premium of $7.

[2]	The quarter ended March 31, 2004 and nine months ended September 30, 2004 include a net reserve release of $7 related to September 11.

[3]	Includes catastrophes of $218, before tax, for the quarter ended September 30, 2004 and $263, before tax and the net reserve release of $7 related to September 11, for the nine months ended September 30, 2004, including losses from Hurricane Charley, Hurricane Frances, Hurricane Ivan and Hurricane Jeanne.

[4]	Included in both the prior year loss and loss adjustment expenses ratio and catastrophe ratio is prior accident year development on catastrophe losses including, for the quarter ended March 31, 2004 and nine months ended September 30, 2004, the net reserve release related to September 11.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
PERSONAL LINES
WRITTEN AND EARNED PREMIUMS

						Year Over		NINE MONTHS ENDED
	3Q	4Q	1Q	2Q	3Q	Year Quarter	Sequential Quarter	SEPTEMBER 30,
	2003	2003	2004	2004	2004	Change	Change	2003	2004	Change
BUSINESS UNIT
WRITTEN PREMIUMS [1]
AARP	$537	$504	$523	$604	$583	9%	(3%)	$1,562	$1,710	9%
Other Affinity	35	35	34	33	30	(14%)	(9%)	113	97	(14%)
Agency	212	205	210	243	248	17%	2%	599	701	17%
Omni	61	59	69	65	59	(3%)	(9%)	195	193	(1%)

Total	$845	$803	$836	$945	$920	9%	(3%)	$2,469	$2,701	9%
EARNED PREMIUMS [1]
AARP	$499	$510	$520	$536	$540	8%	1%	$1,446	$1,596	10%
Other Affinity	40	38	36	35	34	(15%)	(3%)	125	105	(16%)
Agency	202	208	215	225	229	13%	2%	599	669	12%
Omni	64	63	64	65	64	—	(2%)	192	193	1%

Total	$805	$819	$835	$861	$867	8%	1%	$2,362	$2,563	9%

PRODUCT LINE
WRITTEN PREMIUMS [1]
Automobile	$632	$611	$649	$706	$685	8%	(3%)	$1,897	$2,040	8%
Homeowners	213	192	187	239	235	10%	(2%)	572	661	16%

Total	$845	$803	$836	$945	$920	9%	(3%)	$2,469	$2,701	9%
EARNED PREMIUMS [1]
Automobile	$620	$630	$633	$653	$665	7%	2%	$1,828	$1,951	7%
Homeowners	185	189	202	208	202	9%	(3%)	534	612	15%

Total	$805	$819	$835	$861	$867	8%	1%	$2,362	$2,563	9%

[1]	The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
SPECIALTY COMMERCIAL
UNDERWRITING RESULTS

						Year Over		NINE MONTHS ENDED
	3Q	4Q	1Q	2Q	3Q	Year Quarter	Sequential Quarter	SEPTEMBER 30,
	2003	2003	2004	2004	2004	Change	Change	2003	2004	Change
UNDERWRITING RESULTS
Written premiums	$469	$338	$426	$473	$513	9%	8%	$1,274	$1,412	11%
Change in reserve	35	(76)	105	56	(3)	NM	NM	130	158	22%

Earned premiums [1] [2]	434	414	321	417	516	19%	24%	1,144	1,254	10%
Loss and loss adjustment expenses
Current year	321	304	293	302	441	37%	46%	826	1,036	25%
Prior year	45	7	47	3	21	(53%)	NM	45	71	58%

Total loss and loss adjustment expenses [3]	366	311	340	305	462	26%	51%	871	1,107	27%
Underwriting expenses	112	74	88	89	109	(3%)	22%	282	286	1%
Dividends to policyholders	2	3	3	(6)	3	50%	NM	7	—	(100%)

Underwriting results	$(46)	$26	$(110)	$29	$(58)	(26%)	NM	$(16)	$(139)	NM

UNDERWRITING RATIOS [1]
Loss and loss adjustment expenses
Current year	73.9	73.2	90.3	73.2	85.9	(12.0)	(12.7)	72.2	82.8	(10.6)
Prior year [4]	10.4	1.7	14.9	0.6	3.9	6.5	(3.3)	3.9	5.6	(1.7)

Total loss and loss adjustment expenses	84.3	74.9	105.2	73.8	89.8	(5.5)	(16.0)	76.1	88.4	(12.3)
Expenses	25.9	17.9	28.1	20.4	21.3	4.6	(0.9)	24.7	22.7	2.0
Policyholder dividends	0.6	0.7	0.8	(1.2)	0.4	0.2	(1.6)	0.7	—	0.7

Combined ratio	110.7	93.5	134.1	93.1	111.4	(0.7)	(18.3)	101.5	111.1	(9.6)

Catastrophe ratio [4]	2.5	1.0	(35.6)	1.6	15.7	(13.2)	(14.1)	2.0	(2.1)	4.1

Combined ratio before catastrophes	108.2	92.5	169.7	91.5	95.7	12.5	(4.2)	99.5	113.2	(13.7)
Combined ratio before catastrophes and prior year development [1]	97.8	91.0	117.5	91.7	91.9	5.9	(0.2)	95.5	98.4	(2.9)

[1] Specialty Commercial earned premiums for the quarter ended March 31, 2004 and nine months ended September 30, 2004 were reduced by $90 reflecting a decrease in estimated earned premiums on retrospectively-rated policies. The quarter ended March 31, 2004 and nine months ended September 30, 2004 also include a net reserve release of $116 related to September 11 and an increase in reserves of $167 for construction defects claims. Other prior year loss development in 2004 includes a decrease in reserves of $4 for the first quarter ended March 31, 2004 and an increase in reserves of $20 for the nine months ended September 30, 2004. The following table shows underwriting ratios for the quarter ended March 31, 2004 and nine months ended September 30, 2004 before giving effect of these items:

Loss and loss adjustment expenses
Current year			70.5						77.2
Prior year			—						—

Total loss and loss adjustment expenses			70.5						77.2
Expenses			21.9						21.2
Policyholder dividends			0.6						—

Combined ratio			93.0						98.4

Catastrophe ratio			1.3						6.7

Combined ratio before catastrophes			91.7						91.8
Combined ratio before catastrophes and prior year development			91.7						91.8

[2] Earned premiums for the quarter and nine months ended September 30, 2004 are net of catastrophe treaty reinstatement premium of $4.

[3] Includes catastrophes of $81, before tax, for the quarter ended September 30, 2004 and $90, before tax and the net reserve release of $116 related to September 11, for the nine months ended September 30, 2004, including losses from Hurricane Charley, Hurricane Frances, Hurricane Ivan and Hurricane Jeanne.

[4] Included in both the prior year loss and loss adjustment expenses ratio and catastrophe ratio is prior accident year development on catastrophe losses including, for the quarter ended March 31, 2004 and nine months ended September 30, 2004, the net reserve release related to September 11.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
SPECIALTY COMMERCIAL
WRITTEN AND EARNED PREMIUMS

						Year Over		NINE MONTHS ENDED
	3Q	4Q	1Q	2Q	3Q	Year Quarter	Sequential Quarter	SEPTEMBER 30,
	2003	2003	2004	2004	2004	Change	Change	2003	2004	Change
WRITTEN PREMIUMS [1]
Property	$147	$80	$83	122	$166	13%	36%	$360	$371	3%
Casualty	179	155	192	182	197	10%	8%	515	571	11%
Bond	42	39	48	50	51	21%	2%	123	149	21%
Professional Liability	93	88	78	85	86	(8%)	1%	236	249	6%
Other	8	(24)	25	34	13	63%	(62%)	40	72	80%

Total	$469	$338	$426	473	$513	9%	8%	$1,274	$1,412	11%
EARNED PREMIUMS [1]
Property	$140	$104	$87	99	$157	12%	59%	$325	$343	6%
Casualty [2]	165	161	81	163	193	17%	18%	454	437	(4%)
Bond	33	42	44	49	47	42%	(4%)	110	140	27%
Professional Liability	77	83	82	82	84	9%	2%	213	248	16%
Other	19	24	27	24	35	84%	46%	42	86	105%

Total	$434	$414	$321	$417	$516	19%	24%	$1,144	$1,254	10%

[1]	The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

[2]	Earned premiums for the quarter ended March 31, 2004 and nine months ended September 30, 2004 were reduced by $90 reflecting a decrease in estimated earned premiums on retrospectively-rated policies.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)

	3Q	4Q	1Q	2Q	3Q
	2003	2003	2004	2004	2004
Written Price Increases
Business Insurance	9%	6%	4%	3%	1%
Personal Lines Automobile	6%	7%	4%	4%	3%
Personal Lines Homeowners	14%	11%	10%	9%	8%
Premium Retention
Business Insurance	85%	84%	84%	85%	86%
Personal Lines Automobile	91%	88%	88%	88%	90%
Personal Lines Homeowners	101%	98%	101%	101%	101%
New Business % to Net Written Premium
Business Insurance	25%	26%	26%	24%	25%
Personal Lines Automobile	15%	17%	18%	18%	18%
Personal Lines Homeowners	11%	12%	12%	13%	14%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
OTHER OPERATIONS
UNDERWRITING RESULTS

	3Q	4Q	1Q	2Q	3Q	Year Over Year Quarter	Sequential Quarter	NINE MONTHS ENDED SEPTEMBER 30,
	2003	2003	2004	2004	2004	Change	Change	2003	2004	Change
UNDERWRITING RESULTS
Written premiums	$17	$19	$(1)	$(4)	$(6)	NM	(50%)	$205	$(11)	NM
Change in reserve	(65)	(41)	(13)	(18)	(2)	97%	89%	(105)	(33)	69%

Earned premiums	82	60	12	14	(4)	NM	NM	310	22	(93%)
Loss and loss adjustment expenses
Current year	73	57	17	11	5	(93%)	(55%)	245	33	(87%)
Prior year [1] [2] [3]	5	55	48	205	91	NM	(56%)	2,729	344	(87%)

Total loss and loss adjustment expenses	78	112	65	216	96	23%	(56%)	2,974	377	(87%)
Underwriting expenses	26	26	12	12	10	(62%)	(17%)	98	34	(65%)

Underwriting results	$(22)	$(78)	$(65)	$(214)	$(110)	NM	49%	$(2,762)	$(389)	86%

[1]	During the second quarter of 2004, the Company completed an evaluation of the reinsurance recoverable asset associated with older, long-term casualty liabilities including asbestos liabilities. As a result of this evaluation, the Company reduced its net reinsurance recoverable by $181.

[2]	The quarter ended March 31, 2004 and nine months ended September 30, 2004 include a net reserve release of $97 related to September 11 and an increase of $130 for assumed casualty reinsurance reserves.

[3]	The quarter and nine months ended September 30, 2004 includes environmental reserve strengthening of $75.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
OTHER OPERATIONS CLAIMS AND CLAIM ADJUSTMENT EXPENSES

	Asbestos	Environmental	All Other [1]	Total
For the Third Quarter Ended September 30, 2004
Beginning liability - net	$2,520	$366	$2,585	$5,471
Claims and claim adjustment expenses incurred	3	75	20	98
Claims and claim adjustment expenses paid	41	27	76	144

Ending liability - net [2] [3]	$2,482 [5]	$414	$2,529	$5,425

	Asbestos	Environmental	All Other [1] [2]	Total
For the Nine Months Ended September 30, 2004
Beginning liability - net	$3,794	$408	$2,392	$6,594
Claims and claim adjustment expenses incurred [6]	190	81	114	385
Claims and claim adjustment expenses paid [7]	1,172	65	317	1,554
Reclassification of allowance for uncollectible reinsurance	(330)	(10)	340	—

Ending liability - net [3] [4]	$2,482	$414	$2,529	$5,425

[1]	Effective January 1, 2004, the financial results of the Company’s Reinsurance operation are reported in Other Operations, in the “All Other” category.

[2]	Includes unallocated loss adjustment expense reserves and allowance for uncollectible reinsurance.

[3]	Liabilities include asbestos and environmental reserves reported in Ongoing Operations of $13 and $9, respectively as of September 30, 2004 and June 30, 2004, and $11 and $8, respectively, as of December 31, 2003. The total net claim and claim adjustment expenses incurred for the quarter and nine months ended September 30, 2004 of $98 and $385, respectively, includes $2 and $8, respectively, related to asbestos and environmental claims reported in Ongoing Operations.

[4]	Gross of reinsurance, asbestos and environmental reserves were $4,476 and $530, respectively, as of September 30, 2004, $4,583 and $499, respectively, as of June 30, 2004, and $5,884 and $542, respectively, as of December 31, 2003.

[5]	The one year and average three year net paid amounts for asbestos claims are $1,207 and $493, respectively, resulting in a one year net survival ratio of 2.1 (13.6 excluding the MacArthur payments) and a three year net survival ratio of 5.0 (16.3 excluding MacArthur payments). Net survival ratio is the quotient of the net carried reserves divided by the average annual payment amount and is an indication of the number of years that the net carried reserve would last (i.e. survive) if the future annual claim payments were consistent with the calculated historical average.

[6]	Includes 2004 second quarter $181 provision associated with the evaluation of the reinsurance recoverable asset and 2004 third quarter $75 provision associated with environmental reserve strengthening.

[7]	Asbestos payments include payments pursuant to the MacArthur settlement.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
SUMMARY OF GROSS ENVIRONMENTAL RESERVES

	As of September 30, 2004
			% of	3 Year Gross
	Number of	Total	Environmental	Survival
	Accounts [1]	Reserves	Reserves	Ratio [3]
Accounts with future exposure >$2.5	19	$88	16%
Accounts with future exposure <$2.5	587	127	24%
Other Direct [2]	—	36	7%

Total	606	251	47%	2.3
Assumed Reinsurance		205	39%	11.6
London Market		74	14%	3.7

Total Gross Environmental Reserves		$530	100%	3.6

[1]	Number of accounts by category established as of June 2004.

[2]	Includes closed accounts and unallocated IBNR.

[3]	The one year gross paid amount for total environmental claims is $140, resulting in a one year gross survival ratio of 3.8.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
PAID AND INCURRED LOSS AND LOSS ADJUSTMENT EXPENSE (“LAE”)
DEVELOPMENT — ASBESTOS AND ENVIRONMENTAL

	Asbestos		Environmental
	Paid	Incurred	Paid	Incurred
	Loss & LAE	Loss & LAE	Loss & LAE	Loss & LAE
For the Third Quarter Ended September 30, 2004
Gross Direct
Direct	$86	$5	$37	$75
Assumed - Domestic	22	—	4	—
London Market	4	—	3	—

Total	112	5	44	75
Ceded	(71)	(2)	(17)	—

Net	$41	$3	$27	$75

	Asbestos		Environmental
	Paid	Incurred	Paid	Incurred
	Loss & LAE [1]	Loss & LAE	Loss & LAE	Loss & LAE
For the Nine Months Ended September 30, 2004
Gross
Direct	$1,364	$(18)	$69	$81
Assumed - Domestic	42	30	10	—
London Market	14	—	15	—

Total	1,420	12	94	81
Ceded	(248)	178	(29)	—

Net	$1,172	$190	$65	$81

[1]	Reflects payments pursuant to the MacArthur settlement.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY CASUALTY
UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSE RESERVE ROLLFORWARD

	For the Quarter Ended September 30, 2004
	Business	Personal	Specialty	Ongoing	Other	Total
	Insurance	Lines	Commercial	Operations	Operations	P&C
Liabilities for unpaid claims and claim adjustment expenses at 7/1/04 - gross	$5,443	$1,769	$5,390	$12,602	$7,960	$20,562
Reinsurance and other recoverables	366	42	2,150	2,558	2,511	5,069

Liabilities for unpaid claims and claim adjustment expenses at 7/1/04 - net	5,077	1,727	3,240	10,044	5,449	15,493
Provision for unpaid claims and claim adjustment expenses
Current year	753	797	441	1,991	5	1,996
Prior year	30	2	21	53	91	144

Total provision for unpaid claims and claim adjustment expenses	783	799	462	2,044	96	2,140

Payments	(482)	(601)	(262)	(1,345)	(142)	(1,487)

Liabilities for unpaid claims and claim adjustment expenses at 9/30/04 - net	5,378	1,925	3,440	10,743	5,403	16,146
Reinsurance and other recoverables	364	219	2,150	2,733	2,435	5,168

Liabilities for unpaid claims and claim adjustment expenses at 9/30/04 - gross	$5,742	$2,144	$5,590	$13,476	$7,838	$21,314

Earned premiums	$1,095	$867	$516	$2,478	$(4)	$2,474
Loss and loss expense paid ratio	44.0	69.3	50.6	54.2
Loss and loss expense incurred ratio	71.6	92.1	89.8	82.5
Prior accident year development (pts.)	2.8	0.2	3.9	2.1

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY CASUALTY
UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSE RESERVE ROLLFORWARD

	For the Nine Months Ended September 30, 2004
	Business	Personal	Specialty	Ongoing	Other	Total
	Insurance	Lines	Commercial	Operations	Operations [3]	P&C
Liabilities for unpaid claims and claim adjustment expenses at 1/1/04 - gross	$5,296	$1,733	$5,148	$12,177	$9,538	$21,715
Reinsurance and other recoverables	395	43	2,096	2,534	2,963	5,497

Liabilities for unpaid claims and claim adjustment expenses at 1/1/04 - net	4,901	1,690	3,052	9,643	6,575	16,218
Provision for unpaid claims and claim adjustment expenses Current year	2,013	1,918	1,036	4,967	33	5,000
Prior year [1]	(108)	7	71	(30)	344	314

Total provision for unpaid claims and claim adjustment expenses	1,905	1,925	1,107	4,937	377	5,314

Payments [2]	(1,428)	(1,690)	(719)	(3,837)	(1,549)	(5,386)

Liabilities for unpaid claims and claim adjustment expenses at 9/30/04 - net [1]	5,378	1,925	3,440	10,743	5,403	16,146
Reinsurance and other recoverables	364	219	2,150	2,733	2,435	5,168

Liabilities for unpaid claims and claim adjustment expenses at 9/30/04 - gross [1]	$5,742	$2,144	$5,590	$13,476	$7,838	$21,314

Earned premiums	$3,174	$2,563	$1,254	$6,991	$22	$7,013
Loss and loss expense paid ratio	45.0	65.9	57.5	54.9
Loss and loss expense incurred ratio [4]	60.0	75.1	88.4	70.6
Prior accident year development (pts.)	(3.4)	0.3	5.6	(0.4)

[1]	The nine months ended September 30, 2004 included a $181 provision associated with the evaluation of the reinsurance recoverable asset and a $75 provision associated with environmental reserve strengthening. The nine month period also included a net reserve release related to September 11 of $175 in Business Insurance, $7 in Personal Lines, $116 in Specialty Commercial and $97 in Other Operations, an increase of $190 for construction defects claims, an increase in assumed casualty reinsurance reserves of $130, and offsetting strengthening in large deductible workers compensation reserves and release in other liability reserves, each approximately $150.

[2]	Other Operations reflects payments pursuant to the MacArthur settlement.

[3]	The financial results of the Company’s reinsurance operations are reported in Other Operations.

[4]	If adjusted to exclude the decrease in estimated earned premiums on retrospectively-reated policies and prior year development the loss and loss expense paid and incurred ratios would have been as follows:

Loss and loss expense paid ratio	45.0	65.9	53.7	54.2
Loss and loss expense incurred ratio	63.4	74.8	77.2	70.2

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
REINSURANCE RECOVERABLE ANALYSIS

	September 30,	December 31,
	2004	2003
Gross Reinsurance Recoverable [1]
Paid Loss and Loss Adjustment Expense	$618	$446
Unpaid Loss and Loss Adjustment Expense	4,920	5,289

Subtotal Gross Reinsurance Recoverable	5,538	5,735
Less: Allowance for Uncollectible Reinsurance	(399)	(381)

Net Property & Casualty Reinsurance Recoverable	$5,139	$5,354

	% of	% of Rated	% of Rated
	Amount	Total	Companies
Distribution of Net Recoverable as of December 31, 2003
Net Property & Casualty Reinsurance Recoverables	$5,354
Less: Mandatory (Assigned Risk) Pools	(446)

Net P&C Reinsurance Recoverable Excluding Mandatory Pools	$4,908

Rated A- (Excellent) or better by A.M. Best [2]	$3,202	65.2%	91.7%
Other Rated by A.M. Best [2]	289	5.9%	8.3%

Total Rated Companies	3,491	71.1%	100.0%
Voluntary Pools	229	4.7%
Captives	106	2.2%
Other Not Rated Companies	1,082	22.0%

Total	$4,908	100.0%

[1]	Net of commutations, settlements and known insolvencies.

[2]	Based on A.M. Best ratings as of December 31, 2003.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY AND CASUALTY
CONSOLIDATED INCOME STATEMENTS

	3Q	4Q	1Q	2Q	3Q	Year Over Year Quarter	Sequential Quarter	NINE MONTHS ENDED SEPTEMBER 30,
	2003	2003	2004	2004	2004	Change	Change	2003	2004	Change
Earned premiums	$2,268	$2,265	$2,186	$2,353	$2,474	9%	5%	$6,540	$7,013	7%
Net investment income	297	308	311	295	309	4%	5%	864	915	6%
Other revenues	110	110	104	117	107	(3%)	(9%)	318	328	3%
Net realized capital gains	19	23	71	27	18	(5%)	(33%)	230	116	(50%)

Total revenues	2,694	2,706	2,672	2,792	2,908	8%	4%	7,952	8,372	5%
Benefits, claims and claim adjustment expenses [1] [2] [3]	1,622	1,602	1,418	1,756	2,140	32%	22%	7,324	5,314	(27%)
Amortization of deferred policy acquisition costs	431	428	446	455	471	9%	4%	1,214	1,372	13%
Insurance operating costs and expenses	209	194	166	155	193	(8%)	25%	585	514	(12%)
Other expenses [4]	139	159	163	156	150	8%	(4%)	475	469	(1%)

Total benefits and expenses	2,401	2,383	2,193	2,522	2,954	23%	17%	9,598	7,669	(20%)
Income (loss) before income taxes	293	323	479	270	(46)	NM	NM	(1,646)	703	NM
Income tax expense (benefit) [5]	75	86	138	67	(70)	NM	NM	(664)	135	NM

Net income (loss)	218	237	341	203	24	(89%)	(88%)	(982)	568	NM
Less: Net realized capital gains, after-tax	12	15	47	16	12	—	(25%)	150	75	(50%)
Add: Periodic net coupon settlements on non-qualifying derivatives, after-tax	3	3	3	1	1	(67%)	—	9	5	(44%)

Operating income (loss)	$209	$225	$297	$188	$13	(94%)	(93%)	$(1,123)	$498	NM
Total Property & Casualty effective tax rate - net income	25.1%	26.9%	28.8%	24.8%	NM	NM	NM	NM	19.2%	NM
Total Property & Casualty effective tax rate - operating income	24.6%	26.3%	27.8%	23.8%	NM	NM	NM	NM	16.4%	NM

[1]	The nine months ended September 30, 2003 includes the impact of 2003 asbestos reserve addition of $2,604 before-tax and $1,701 after-tax.

[2]	The quarter ended March 31, 2004 and nine months ended September 30, 2004 include a net reserve release of $395 related to September 11, an increase in reserves of $190 for construction defects claims and an increase in reserves of $130 for assumed casualty reinsurance.

[3]	During the second quarter of 2004, the Company completed an evaluation of the reinsurance recoverable asset associated with older, long-term casualty liabilities reported in the Other Operations segment, including asbestos liabilities. As a result of this evaluation, the Company reduced its net reinsurance recoverable by $181, before tax and $118, after tax. The quarter and nine months ended September 30, 2004 includes environmental reserve strengthening of $75, before tax, and $49, after-tax.

[4]	The nine months ended September 30, 2003 includes severance costs of $41 before-tax and $27 after-tax.

[5]	The third quarter ended September 30, 2004 includes $26 tax benefit related to the audit settlement of tax years prior to 2004.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY CASUALTY
CONSOLIDATED BALANCE SHEETS

						Year Over
						Year	Sequential
	3Q	4Q	1Q	2Q	3Q	Quarter	Quarter
	2003	2003	2004	2004	2004	Change	Change
Investments
Fixed maturities, available for sale, at fair value	$23,565	$23,715	$23,196	$22,774	$23,932	2%	5%
Equity securities, available for sale, at fair value	215	208	206	201	201	(7%)	—
Other investments	644	682	650	682	799	24%	17%

Total investments	24,424	24,605	24,052	23,657	24,932	2%	5%
Cash	203	197	178	186	194	(4%)	4%
Premiums receivable and agents’ balances	2,626	2,750	2,762	3,050	3,009	15%	(1%)
Reinsurance recoverables	5,529	5,354	5,205	4,990	5,139	(7%)	3%
Deferred policy acquisition costs	981	975	987	1,012	1,046	7%	3%
Deferred income tax	1,136	1,101	905	1,176	995	(12%)	(15%)
Goodwill	152	152	152	152	152	—	—
Other assets	2,050	2,025	3,365	2,243	2,182	6%	(3%)

Total assets	$37,101	$37,159	$37,606	$36,466	$37,649	1%	3%

Future policy benefits, unpaid claims and claim adjustment expenses	$21,444	$21,715	$20,246	$20,562	$21,314	(1%)	4%
Unearned premiums	4,504	4,372	4,563	4,795	4,865	8%	1%
Other liabilities	3,513	3,285	4,595	3,452	3,531	1%	2%

Total liabilities	29,461	29,372	29,404	28,809	29,710	1%	3%

Equity, x-AOCI, net of tax	6,900	7,080	7,335	7,374	7,320	6%	(1%)
AOCI, net of tax	740	707	867	283	619	(16%)	119%

Total stockholders’ equity	7,640	7,787	8,202	7,657	7,939	4%	4%

Total liabilities and stockholders’ equity	$37,101	$37,159	$37,606	$36,466	$37,649	1%	3%
Hartford Fire NAIC RBC		398%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
STATUTORY SURPLUS TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION

	June 30, 2004	December 31, 2003
Statutory Capital and Surplus	$5,903	$5,900
GAAP Adjustments
Investment in subsidiaries/Capital contributions	186	112
Goodwill	152	152
Non-admitted assets/Statutory reserves	512	519
Deferred policy acquisition costs	1,012	975
Unrealized gains on investments, net of impairments	387	793
Deferred taxes	495	214
Benefit reserves	(253)	(251)
Consolidation/Corporate eliminations	(87)	(129)
Other, net	(650)	(498)

GAAP Stockholders’ Equity	$7,657	$7,787

INVESTMENTS

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
CONSOLIDATED

						Year Over		NINE MONTHS ENDED
	3Q	4Q	1Q	2Q	3Q	Year Quarter	Sequential Quarter	SEPTEMBER 30,
	2003	2003	2004	2004	2004	Change	Change	2003	2004	Change
Net Investment Income
Fixed maturities [1] [2]
Taxable	$580	$611	$792	$778	$813	40%	4%	$1,683	$2,383	42%
Tax-exempt	122	121	120	122	122	—	—	385	364	(5%)

Total fixed maturities	702	732	912	900	935	33%	4%	2,068	2,747	33%
Equities
Available-for-sale	7	5	11	7	11	57%	57%	22	29	32%
Trading securities [3]	—	—	495	149	(115)	—	NM	—	529	—

Total equities	7	5	506	156	(104)	NM	NM	22	558	NM
Mortgage loans	9	11	12	15	16	78%	7%	27	43	59%
Real estate	—	1	1	—	1	—	—	2	2	—
Policy loans	51	47	45	47	46	(10%)	(2%)	163	138	(15%)
Limited partnerships	22	10	4	9	7	(68%)	(22%)	45	20	(56%)
Other	33	41	50	42	37	12%	(12%)	103	129	25%

Subtotal	824	847	1,530	1,169	938	14%	(20%)	2,430	3,637	50%
Less investment expense	10	12	13	11	13	(30%)	(18%)	32	37	(16%)

Total net investment income [2]	$814	$835	$1,517	$1,158	$925	14%	(20%)	$2,398	$3,600	50%

Investment yield, before-tax [4]	5.6%	5.7%	5.7%	5.6%	5.7%	0.1	0.1	5.8%	5.7%	(0.1)
Investment yield, after-tax [4]	3.9%	3.9%	3.9%	3.9%	3.9%	—	—	4.1%	3.9%	(0.2)
Net Realized Capital Gains (Losses)
Fixed maturities	$—	$15	$108	$46	$64	—	39%	$241	$218	(10%)
Equities	5	20	13	(3)	—	(100%)	100%	(49)	10	NM
Periodic net coupon settlements on non-qualifying derivatives	11	11	6	4	3	(73%)	(25%)	33	13	(61%)
GMWB derivatives, net	—	6	(2)	6	—	—	(100%)	—	4	—
Other [5]	7	(8)	19	(1)	(23)	NM	NM	24	(5)	NM

Total net realized capital gains (losses)	$23	$44	$144	$52	$44	91%	(15%)	$249	$240	(4%)

Gross gains on sale	$132	$92	$172	$133	$104	(21%)	(22%)	$572	$409	(28%)
Gross losses on sale	(80)	(9)	(23)	(97)	(34)	58%	65%	(211)	(154)	27%
Impairments	(29)	(55)	(14)	(4)	(6)	79%	(50%)	(145)	(24)	83%
Periodic net coupon settlements on non-qualifying derivatives	11	11	6	4	3	(73%)	(25%)	33	13	(61%)
GMWB derivatives, net	—	6	(2)	6	—	—	(100%)	—	4	—
Other net gain (loss) [5]	(11)	(1)	5	10	(23)	(109%)	NM	—	(8)	—

Total net realized capital gains (losses)	$23	$44	$144	$52	$44	91%	(15%)	$249	$240	(4%)

[1]	Includes income on short-term bonds.

[2]	The first, second and third quarters of 2004 include $154, $150 and $155, respectively, of net investment income associated with the guaranteed separate accounts pursuant to the adoption of SOP 03-01.

[3]	This amount relates to the change in value of trading securities pursuant to the adoption of SOP 03-01.

[4]	The investment yield calculation excludes trading securities and collateral received associated with the securities lending program. Assets received in the CNA purchase are included in the investment yield calculation beginning with the first quarter 2004.

[5]	Primarily consists of changes in fair value on non-qualifying derivatives and hedge ineffectiveness on qualifying derivative instruments as well as the amortization of deferred acquisition costs associated with realized capital gains.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
LIFE

						Year Over		NINE MONTHS ENDED
	3Q	4Q	1Q	2Q	3Q	Year Quarter	Sequential Quarter	SEPTEMBER 30,
	2003	2003	2004	2004	2004	Change	Change	2003	2004	Change
Net Investment Income
Fixed maturities [1] [2]
Taxable	$396	$408	$589	$582	$608	54%	4%	$1,167	$1,779	52%
Tax-exempt	24	24	25	27	27	13%	—	74	79	7%

Total fixed maturities	420	432	614	609	635	51%	4%	1,241	1,858	50%
Equities
Available-for-sale	4	4	9	5	9	125%	80%	14	23	64%
Trading securities [3]	—	—	495	149	(115)	—	NM	—	529	—

Total equities	4	4	504	154	(106)	NM	NM	14	552	NM
Mortgage loans	6	7	8	12	12	100%	—	16	32	100%
Policy loans	51	47	45	47	46	(10%)	(2%)	163	138	(15%)
Limited partnerships	11	6	2	6	1	(91%)	(83%)	26	9	(65%)
Other	25	32	36	37	31	24%	(16%)	76	104	37%

Subtotal	517	528	1,209	865	619	20%	(28%)	1,536	2,693	75%
Less investment expense	5	6	8	7	8	(60%)	(14%)	17	23	(35%)

Total net investment income [2]	$512	$522	$1,201	$858	$611	19%	(29%)	$1,519	$2,670	76%

Investment yield, before-tax [4]	5.8%	5.8%	5.7%	5.8%	5.8%	—	—	5.9%	5.8%	(0.1)
Investment yield, after-tax [4]	3.9%	3.9%	3.8%	3.8%	3.9%	—	0.1	4.0%	3.8%	(0.2)
Net Realized Capital Gains (Losses)
Fixed maturities	$3	$(4)	$58	$21	$45	NM	114%	$24	$124	NM
Equities	5	17	9	(1)	—	(100%)	100%	(24)	8	NM
Periodic net coupon settlements on non-qualifying derivatives	6	7	2	1	2	(67%)	100%	19	5	(74%)
GMWB derivatives, net	—	6	(2)	6	—	—	(100%)	—	4	—
Other [5]	(10)	(5)	9	(1)	(19)	(90%)	NM	—	(11)	—

Total net realized capital gains (losses)	$4	$21	$76	$26	$28	NM	8%	$19	$130	NM

Gross gains on sale	$61	$58	$100	$84	$74	21%	(12%)	$209	$258	23%
Gross losses on sale	(31)	—	(18)	(70)	(24)	23%	66%	(95)	(112)	(18%)
Impairments	(27)	(51)	(8)	(4)	(4)	85%	—	(111)	(16)	86%
Periodic net coupon settlements on non-qualifying derivatives	6	7	2	1	2	(67%)	100%	19	5	(74%)
GMWB derivatives, net	—	6	(2)	6	—	—	(100%)	—	4	—
Other net gain (loss) [5]	(5)	1	2	9	(20)	NM	NM	(3)	(9)	NM

Total net realized capital gains (losses)	$4	$21	$76	$26	$28	NM	8%	$19	$130	NM

[1]	Includes income on short-term bonds.

[2]	The first, second and third quarters of 2004 include $154, $150 and $155, respectively, of net investment income associated with the guaranteed separate accounts pursuant to the adoption of SOP 03-01.

[3]	This amount relates to the change in value of trading securities pursuant to the adoption of SOP 03-01.

[4]	The investment yield calculation excludes trading securities and collateral received associated with the securities lending program. Assets received in the CNA purchase are included in the investment yield calculation beginning with the first quarter 2004.

[5]	Primarily consists of changes in fair value on non-qualifying derivatives and hedge ineffectiveness on qualifying derivative instruments as well as the amortization of deferred acquisition costs associated with realized capital gains.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
PROPERTY & CASUALTY

						Year Over		NINE MONTHS ENDED
	3Q	4Q	1Q	2Q	3Q	Year Quarter	Sequential Quarter	SEPTEMBER 30,
	2003	2003	2004	2004	2004	Change	Change	2003	2004	Change
Net Investment Income
Fixed maturities [1]
Taxable	$184	$203	$203	$196	$204	11%	4%	$514	$603	17%
Tax-exempt	98	97	95	95	95	(3%)	—	311	285	(8%)

Total fixed maturities	282	300	298	291	299	6%	3%	825	888	8%
Equities	3	1	2	2	2	(33%)	—	8	6	(25%)
Mortgage loans	3	4	4	3	4	33%	33%	11	11	—
Real estate	—	1	1	—	1	—	—	2	2	—
Limited partnerships	11	4	2	3	6	(45%)	100%	19	11	(42%)
Other	3	4	9	—	2	(33%)	—	14	11	(21%)

Subtotal	302	314	316	299	314	4%	5%	879	929	6%
Less investment expense	5	6	5	4	5	—	(25%)	15	14	7%

Total net investment income	$297	$308	$311	$295	$309	4%	5%	$864	$915	6%

Investment yield, before-tax [2]	5.4%	5.4%	5.5%	5.3%	5.4%	—	0.1	5.5%	5.4%	(0.1)
Investment yield, after-tax [2]	4.0%	4.0%	4.1%	3.9%	4.0%	—	0.1	4.2%	4.0%	(0.2)
Net Realized Capital Gains (Losses)
Fixed maturities	$(3)	$19	$50	$25	$19	NM	(24%)	$217	$94	(57%)
Equities	—	3	4	(2)	—	—	100%	(25)	2	NM
Periodic net coupon settlements on non-qualifying derivatives	5	4	4	3	1	(80%)	(67%)	14	8	(43%)
Other [3]	17	(3)	13	1	(2)	NM	NM	24	12	(50%)

Total net realized capital gains (losses)	$19	$23	$71	$27	$18	(5%)	(33%)	$230	$116	(50%)

Gross gains on sale	$71	$34	$72	$49	$30	(58%)	(39%)	$363	$151	(58%)
Gross losses on sale	(49)	(9)	(5)	(27)	(10)	80%	63%	(116)	(42)	64%
Impairments	(2)	(4)	(6)	—	(2)	—	—	(34)	(8)	76%
Periodic net coupon settlements on non-qualifying derivatives	5	4	4	3	1	(80%)	(67%)	14	8	(43%)
Other net gain (loss) [3]	(6)	(2)	6	2	(1)	83%	NM	3	7	133%

Total net realized capital gains (losses)	$19	$23	$71	$27	$18	(5%)	(33%)	$230	$116	(50%)

[1]	Includes income on short-term bonds.

[2]	The investment yield calculation excludes the collateral received associated with the securities lending program.

[3]	Primarily consists of changes in fair value on non-qualifying derivatives and hedge ineffectiveness on qualifying derivative instruments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
CORPORATE

						Year Over		NINE MONTHS ENDED
	3Q	4Q	1Q	2Q	3Q	Year Quarter	Sequential Quarter	SEPTEMBER 30,
	2003	2003	2004	2004	2004	Change	Change	2003	2004	Change
Net Investment Income
Fixed maturities [1]
Taxable	$—	$—	$—	$—	$1	—	—	$2	$1	(50%)

Total fixed maturities	—	—	—	—	1	—	—	2	1	(50%)
Other [2]	5	5	5	5	4	(20%)	(20%)	13	14	8%

Total net investment income	$5	$5	$5	$5	$5	—	—	$15	$15	—

Net Realized Capital Gains (Losses)
Other net gain (loss) [3]	$—	$—	$(3)	$(1)	$(2)	—	(100%)	—	(6)	—

[1]	Includes income on short-term bonds.

[2]	In connection with the HLI Repurchase, the carrying value of the purchased fixed maturity investments was adjusted to fair market value as of the date of the repurchase. The amortization of the adjustment to the fixed maturity investments’ carrying values is reported in Corporate’s net investment income.

[3]	Primarily consists of changes in fair value on non-qualifying derivatives.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
CONSOLIDATED

	3Q		4Q		1Q		2Q		3Q
	2003		2003		2004		2004		2004
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturities, available-for-sale, at fair value [1] [2]	$70,587	93.5%	$72,998	93.9%	$72,814	84.9%	$70,703	83.3%	$74,276	82.2%
Equity securities, at fair value
Available-for-sale	677	0.9%	603	0.8%	612	0.7%	584	0.7%	650	0.7%
Trading securities [2]	—	—	—	—	7,831	9.2%	8,995	10.6%	10,685	11.8%

Total equity securities, at fair value	677	0.9%	603	0.8%	8,443	9.9%	9,579	11.3%	11,335	12.5%
Policy loans, at outstanding balance	2,533	3.4%	2,512	3.2%	2,655	3.1%	2,650	3.1%	2,665	2.9%
Real estate/Mortgage loans, at cost	797	1.1%	907	1.2%	929	1.1%	1,158	1.4%	1,052	1.2%
Limited partnerships, at fair value	444	0.5%	361	0.5%	361	0.4%	390	0.5%	412	0.5%
Other investments [3]	465	0.6%	307	0.4%	555	0.6%	369	0.4%	632	0.7%

Total investments [2]	$75,503	100.0%	$77,688	100.0%	$85,757	100.0%	$84,849	100.0%	$90,372	100.0%

Total general account investments	63,620	84.3%	65,847	84.8%
Total guaranteed separate account investments	11,883	15.7%	11,841	15.2%

HIMCO managed third party accounts	$1,850		$2,053		$2,326		$3,138		$3,274

Asset-backed securities (“ABS”)	$6,546	9.3%	$6,524	8.9%	$6,373	8.8%	$6,574	9.3%	$6,961	9.4%
Commercial mortgage-backed securities (“CMBS”)	10,017	14.2%	10,731	14.7%	11,495	15.8%	11,039	15.6%	11,917	16.0%
Collateralized mortgage obligation (“CMO”)	1,047	1.5%	1,073	1.5%	902	1.2%	1,016	1.4%	1,124	1.5%
Corporate	31,508	44.6%	33,997	46.6%	34,490	47.3%	32,587	46.1%	33,904	45.7%
Government/Government agencies - Foreign	1,530	2.2%	1,773	2.4%	1,535	2.1%	1,380	2.0%	1,645	2.2%
Government/Government agencies - U.S.	1,072	1.5%	1,430	1.9%	1,333	1.8%	1,072	1.5%	1,115	1.5%
Mortgage-backed securities (“MBS”) - agency	3,078	4.4%	2,834	3.9%	2,470	3.4%	2,213	3.1%	2,476	3.4%
Municipal - taxable	458	0.6%	629	0.9%	765	1.1%	827	1.2%	897	1.2%
Municipal - tax-exempt	10,191	14.4%	10,216	14.0%	10,282	14.1%	10,043	14.2%	10,307	13.9%
Redeemable preferred stock	81	0.1%	80	0.1%	74	0.1%	37	0.1%	37	—
Short-term [1]	5,059	7.2%	3,711	5.1%	3,095	4.3%	3,915	5.5%	3,893	5.2%

Total fixed maturities	$70,587	100.0%	$72,998	100.0%	$72,814	100.0%	$70,703	100.0%	$74,276	100.0%

Total general account fixed maturities	58,909	83.5%	61,263	83.9%
Total guaranteed separate account fixed maturities	11,678	16.5%	11,735	16.1%

AAA	$15,490	21.9%	$16,552	22.7%	$16,854	23.1%	$16,968	24.0%	$18,755	25.3%
AA	7,583	10.7%	7,855	10.8%	8,043	11.0%	7,769	11.0%	8,073	10.9%
A	18,200	25.8%	18,750	25.7%	18,220	25.0%	17,683	25.0%	18,147	24.4%
BBB	15,536	22.0%	17,114	23.4%	18,350	25.2%	17,036	24.1%	17,668	23.8%
Government	5,146	7.3%	5,357	7.3%	4,777	6.6%	4,293	6.1%	4,713	6.3%
BB & below	3,573	5.1%	3,659	5.0%	3,475	4.8%	3,039	4.3%	3,027	4.1%
Short-term [1]	5,059	7.2%	3,711	5.1%	3,095	4.3%	3,915	5.5%	3,893	5.2%

Total fixed maturities	$70,587	100.0%	$72,998	100.0%	$72,814	100.0%	$70,703	100.0%	$74,276	100.0%

[1]	Third and fourth quarters of 2003 include $107 and $86, respectively, in Corporate. First, second and third quarters of 2004 include $38, $122 and $144, respectively, in Corporate.

[2]	First, second and third quarters of 2004 includes $11,967, $11,640 and $11,379, respectively, of guaranteed separate account assets and $7,831, $8,995 and $10,685, respectively, of trading securities within general account assets due to the adoption of SOP 03-1.

[3]	Third and fourth quarters of 2003 include $4 and $2, respectively, in Corporate. First, second and third quarters of 2004 include $28, $6 and $10, respectively, in Corporate.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
LIFE

	3Q		4Q		1Q		2Q		3Q
	2003		2003		2004		2004		2004
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturities, available-for-sale, at fair value [1]	$46,915	92.0%	$49,197	92.8%	$49,580	80.4%	$47,807	78.4%	$50,200	76.9%
Equity securities, at fair value
Available-for-sale	462	0.9%	395	0.8%	406	0.7%	383	0.6%	449	0.7%
Trading securities [1]	—	—	—	—	7,831	12.7%	8,995	14.7%	10,685	16.4%

Total equity securities, at fair value	462	0.9%	395	0.8%	8,237	13.4%	9,378	15.3%	11,134	17.1%
Policy loans, at outstanding balance	2,533	5.0%	2,512	4.7%	2,655	4.3%	2,650	4.3%	2,665	4.0%
Real estate/Mortgage loans, at cost	544	1.1%	579	1.1%	620	1.0%	852	1.4%	783	1.2%
Limited partnerships, at fair value	251	0.5%	193	0.4%	197	0.3%	234	0.4%	242	0.4%
Other investments	263	0.5%	119	0.2%	350	0.6%	143	0.2%	262	0.4%

Total investments [1]	$50,968	100.0%	$52,995	100.0%	$61,639	100.0%	$61,064	100.0%	$65,286	100.0%

Total general account investments	39,085	76.7%	41,154	77.7%
Total guaranteed separate account investments	11,883	23.3%	11,841	22.3%

ABS	$5,411	11.5%	$5,409	11.0%	$5,365	10.8%	$5,629	11.8%	$5,908	11.8%
CMBS	7,704	16.4%	8,168	16.6%	8,817	17.8%	8,529	17.8%	9,127	18.2%
CMO	998	2.1%	1,035	2.1%	866	1.7%	908	1.9%	982	2.0%
Corporate	23,790	50.8%	25,553	51.9%	25,965	52.4%	24,581	51.3%	25,392	50.5%
Government/Government agencies - Foreign	657	1.4%	952	1.9%	744	1.5%	660	1.4%	785	1.6%
Government/Government agencies - U.S.	943	2.0%	1,126	2.3%	1,048	2.1%	810	1.7%	877	1.7%
MBS - agency	2,080	4.4%	2,175	4.4%	1,871	3.8%	1,609	3.4%	1,633	3.3%
Municipal - taxable	270	0.6%	408	0.9%	536	1.1%	614	1.3%	680	1.4%
Municipal - tax-exempt	2,027	4.3%	2,017	4.1%	2,238	4.5%	2,181	4.6%	2,264	4.4%
Redeemable preferred stock	33	0.1%	33	0.1%	47	0.1%	12	—	12	—
Short-term	3,002	6.4%	2,321	4.7%	2,083	4.2%	2,274	4.8%	2,540	5.1%

Total fixed maturities	$46,915	100.0%	$49,197	100.0%	$49,580	100.0%	$47,807	100.0%	$50,200	100.0%

Total general account fixed maturities	35,237	75.1%	37,462	76.1%
Total guaranteed separate account fixed maturities	11,678	24.9%	11,735	23.9%

AAA	$7,783	16.6%	$8,681	17.6%	$9,058	18.3%	$9,483	19.8%	$10,554	21.0%
AA	4,323	9.2%	4,486	9.1%	4,719	9.5%	4,511	9.4%	4,875	9.7%
A	13,630	29.1%	13,901	28.3%	13,661	27.6%	13,225	27.7%	13,529	27.0%
BBB	11,889	25.3%	13,061	26.5%	13,920	28.0%	13,026	27.2%	13,300	26.5%
Government	3,975	8.5%	4,361	9.0%	3,860	7.8%	3,345	7.0%	3,514	7.0%
BB & below	2,313	4.9%	2,386	4.8%	2,279	4.6%	1,943	4.1%	1,888	3.8%
Short-term	3,002	6.4%	2,321	4.7%	2,083	4.2%	2,274	4.8%	2,540	5.0%

Total fixed maturities	$46,915	100.0%	$49,197	100.0%	$49,580	100.0%	$47,807	100.0%	$50,200	100.0%

[1]	First, second and third quarters of 2004 includes $11,967, $11,640 and $11,379, respectively, of guaranteed separate account assets and $7,831, $8,995 and $10,685, respectively, of trading securities within general account assets due to the adoption of SOP 03-1.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
PROPERTY & CASUALTY

	3Q		4Q		1Q		2Q		3Q
	2003		2003		2004		2004		2004
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturities, available-for-sale, at fair value	$23,565	96.5%	$23,715	96.4%	$23,196	96.4%	$22,774	96.3%	$23,932	96.0%
Equity securities, available-for-sale, at fair value	215	0.9%	208	0.8%	206	0.9%	201	0.8%	201	0.8%
Real estate/Mortgage loans, at cost	253	1.0%	328	1.3%	309	1.3%	306	1.3%	269	1.1%
Limited partnerships, at fair value	193	0.8%	168	0.7%	164	0.7%	156	0.7%	170	0.7%
Other investments	198	0.8%	186	0.8%	177	0.7%	220	0.9%	360	1.4%

Total investments	$24,424	100.0%	$24,605	100.0%	$24,052	100.0%	$23,657	100.0%	$24,932	100.0%

ABS	$1,135	4.8%	$1,115	4.7%	$1,008	4.3%	$945	4.1%	$1,053	4.4%
CMBS	2,313	9.8%	2,563	10.8%	2,678	11.5%	2,510	11.0%	2,790	11.7%
CMO	49	0.2%	38	0.2%	36	0.2%	108	0.5%	142	0.6%
Corporate	7,718	32.9%	8,444	35.5%	8,525	36.8%	8,006	35.1%	8,512	35.5%
Government/Government agencies — Foreign	873	3.7%	821	3.5%	791	3.4%	720	3.2%	860	3.6%
Government/Government agencies — U.S.	129	0.5%	304	1.3%	285	1.2%	262	1.2%	238	1.0%
MBS — agency	998	4.2%	659	2.8%	599	2.6%	604	2.7%	843	3.5%
Municipal — taxable	188	0.8%	221	0.9%	229	1.0%	213	0.9%	217	0.9%
Municipal — tax-exempt	8,164	34.6%	8,199	34.6%	8,044	34.7%	7,862	34.5%	8,043	33.6%
Redeemable preferred stock	48	0.2%	47	0.2%	27	0.1%	25	0.1%	25	0.1%
Short-term	1,950	8.3%	1,304	5.5%	974	4.2%	1,519	6.7%	1,209	5.1%

Total fixed maturities	$23,565	100.0%	$23,715	100.0%	$23,196	100.0%	$22,774	100.0%	$23,932	100.0%

AAA	$7,707	32.7%	$7,871	33.2%	$7,796	33.6%	$7,485	32.8%	$8,201	34.3%
AA	3,260	13.8%	3,369	14.2%	3,324	14.2%	3,258	14.3%	3,198	13.4%
A	4,570	19.4%	4,849	20.4%	4,559	19.7%	4,458	19.6%	4,618	19.2%
BBB	3,647	15.5%	4,053	17.1%	4,430	19.1%	4,010	17.6%	4,368	18.2%
Government	1,171	5.0%	996	4.2%	917	4.0%	948	4.2%	1,199	5.0%
BB & below	1,260	5.3%	1,273	5.4%	1,196	5.2%	1,096	4.8%	1,139	4.8%
Short-term	1,950	8.3%	1,304	5.5%	974	4.2%	1,519	6.7%	1,209	5.1%

Total fixed maturities	$23,565	100.0%	$23,715	100.0%	$23,196	100.0%	$22,774	100.0%	$23,932	100.0%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
UNREALIZED LOSS AGING
CONSOLIDATED [1]

	September 30, 2004			December 31, 2003
	Amortized		Unrealized	Amortized		Unrealized
	Cost	Fair Value	Loss	Cost	Fair Value	Loss
Total AFS [2] Securities
Three months or less	$3,542	$3,514	$(28)	$4,867	$4,826	$(41)
Greater than three months to six months	5,502	5,415	(87)	3,991	3,854	(137)
Greater than six months to nine months	670	642	(28)	404	382	(22)
Greater than nine months to twelve months	103	98	(5)	151	142	(9)
Greater than twelve months	2,605	2,444	(161)	1,844	1,688	(156)

Total	$12,422	$12,113	$(309)	$11,257	$10,892	$(365)

BIG [3] and Equity AFS [2] Securities
Three months or less	$236	$225	$(11)	$133	$129	$(4)
Greater than three months to six months	275	262	(13)	134	129	(5)
Greater than six months to nine months	114	102	(12)	81	73	(8)
Greater than nine months to twelve months	34	31	(3)	18	17	(1)
Greater than twelve months	328	271	(57)	417	349	(68)

Total	$987	$891	$(96)	$783	$697	$(86)

[1]	As of September 30, 2004, fixed maturities represented $288, or 93%, of the Company’s total unrealized loss of available-for-sale securities. There were no fixed maturities as of September 30, 2004 with a fair value less than 80% of the security’s amortized cost basis for six continuous months other than certain asset- backed and commercial mortgage-backed securities. Other than temporary impairments for certain asset-backed and commercial mortgage-backed securities are recognized if the fair value of the security is less than its carrying amount and there has been a decrease in the present value of the expected cash flows since the last reporting period. There were no asset-backed or commercial mortgage-backed securities included in the tables above, as of September 30, 2004 and December 31, 2003, for which management’s best estimate of future cash flows adversely changed during the reporting period. For a detailed discussion of the other than temporary impairment criteria, see “Investments” included in the Critical Accounting Estimates section of the Management’s Discussion & Analysis and in Note 1 of Notes to Consolidated Financial Statements, both of which are included in The Hartford’s 2003 Form 10-K Annual Report.

[2]	Represents available-for-sale (“AFS”) securities.

[3]	Represents below investment grade (“BIG”) securities.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
UNREALIZED LOSS AGING
LIFE

	September 30, 2004			December 31, 2003
	Amortized		Unrealized	Amortized		Unrealized
	Cost	Fair Value	Loss	Cost	Fair Value	Loss
Total AFS Securities
Three months or less	$2,601	$2,584	$(17)	$2,903	$2,878	$(25)
Greater than three months to six months	3,874	3,813	(61)	1,943	1,882	(61)
Greater than six months to nine months	530	504	(26)	265	250	(15)
Greater than nine months to twelve months	46	43	(3)	138	130	(8)
Greater than twelve months	1,612	1,500	(112)	1,661	1,528	(133)

Total	$8,663	$8,444	$(219)	$6,910	$6,668	$(242)

BIG and Equity AFS Securities
Three months or less	$142	$134	$(8)	$57	$55	$(2)
Greater than three months to six months	203	192	(11)	91	87	(4)
Greater than six months to nine months	102	91	(11)	60	54	(6)
Greater than nine months to twelve months	8	6	(2)	18	17	(1)
Greater than twelve months	281	232	(49)	361	302	(59)

Total	$736	$655	$(81)	$587	$515	$(72)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
UNREALIZED LOSS AGING
PROPERTY & CASUALTY

	September 30, 2004			December 31, 2003
	Amortized		Unrealized	Amortized		Unrealized
	Cost	Fair Value	Loss	Cost	Fair Value	Loss
Total AFS Securities
Three months or less	$941	$930	$(11)	$1,964	$1,948	$(16)
Greater than three months to six months	1,628	1,602	(26)	2,048	1,972	(76)
Greater than six months to nine months	140	138	(2)	139	132	(7)
Greater than nine months to twelve months	57	55	(2)	13	12	(1)
Greater than twelve months	993	944	(49)	183	160	(23)

Total	$3,759	$3,669	$(90)	$4,347	$4,224	$(123)

BIG and Equity AFS Securities
Three months or less	$94	$91	$(3)	$76	$74	$(2)
Greater than three months to six months	72	70	(2)	43	42	(1)
Greater than six months to nine months	12	11	(1)	21	19	(2)
Greater than nine months to twelve months	26	25	(1)	—	—	—
Greater than twelve months	47	39	(8)	56	47	(9)

Total	$251	$236	$(15)	$196	$182	$(14)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTED ASSET EXPOSURES
AS OF SEPTEMBER 30, 2004

	LIFE
		Percent of
		Total
	Fair	Invested
	Value	Assets
TOP TEN CORPORATE FIXED MATURITY EXPOSURES BY SECTOR
Financial services	$6,716	10.3%
Technology and communications	3,867	5.9%
Consumer non cyclical	2,722	4.2%
Utilities	2,442	3.7%
Basic industry	2,582	4.0%
Consumer cyclical	2,539	3.9%
Capital goods	1,694	2.6%
Energy	1,433	2.2%
Other	744	1.1%
Transportation	653	1.0%

Total	$25,392	38.9%

TOP TEN EXPOSURES BY ISSUER [1]
J.P. Morgan Chase & Co.	$415	0.6%
Verizon Communications, Inc.	233	0.4%
Bank of America Corp.	217	0.3%
Ford Motor Company	209	0.3%
Credit Suisse Group	208	0.3%
American Express Credit Account Master	196	0.3%
General Motors Corp.	193	0.3%
Royal Bank of Scotland PLC	187	0.3%
Citigroup, Inc.	187	0.3%
Time Warner, Inc.	185	0.3%

Total	$2,230	3.4%

	P&C
		Percent of
		Total
	Fair	Invested
	Value	Assets
Financial services	$2,095	8.4%
Technology and communications	1,342	5.4%
Consumer non cyclical	888	3.6%
Utilities	1,076	4.3%
Basic industry	802	3.2%
Consumer cyclical	806	3.2%
Capital goods	511	2.0%
Energy	597	2.4%
Other	235	0.9%
Transportation	160	0.7%

Total	$8,512	34.1%

State of California	$262	1.1%
State of Massachusetts	241	1.0%
New York City, NY	206	0.8%
State of Illinois	171	0.7%
State of Georgia	155	0.6%
New Jersey State Transit Authority	151	0.6%
J.P. Morgan Chase & Co.	148	0.6%
Government of France	144	0.5%
Mass. Bay Transportation Authority	130	0.5%
Puerto Rico Public Buildings Authority	118	0.5%

Total	$1,726	6.9%

	CONSOLIDATED
		Percent of
		Total
	Fair	Invested
	Value	Assets
Financial services	$8,811	9.7%
Technology and communications	5,209	5.8%
Consumer non cyclical	3,610	4.0%
Utilities	3,518	3.9%
Basic industry	3,384	3.7%
Consumer cyclical	3,345	3.7%
Capital goods	2,205	2.4%
Energy	2,030	2.2%
Other	979	1.1%
Transportation	813	1.0%

Total	$33,904	37.5%

J.P. Morgan Chase & Co.	$563	0.6%
State of California	409	0.5%
State of Massachusetts	375	0.4%
Ford Motor Company	285	0.3%
General Motors Corp.	281	0.3%
Verizon Communications, Inc.	280	0.3%
Time Warner, Inc.	255	0.3%
DaimlerChrysler AG	253	0.3%
Bank of America Corp.	250	0.3%
New York City, NY	248	0.2%

Total	$3,199	3.5%

[1]	Excludes U.S. government and government agency backed securities as well as securities classified as trading securities.